Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Third Quarter 2013

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP Measures” and are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Third Quarter 2013

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Revenues
Property-liability insurance premiums	$6,972	$6,862	$6,770	$6,744	$6,697	$6,666	$6,630	$20,604	$19,993
Life and annuity premiums and contract charges	584	579	579	566	563	559	553	1,742	1,675
Net investment income	950	984	983	1,033	940	1,026	1,011	2,917	2,977
Realized capital gains and losses:
Total other-than-temporary impairment losses	(96)	(55)	(27)	(44)	(39)	(69)	(87)	(178)	(195)
Portion of loss recognized in other comprehensive income	8	(5)	(10)	(10)	(7)	19	4	(7)	16
Net other-than-temporary impairment losses recognized in earnings	(88)	(60)	(37)	(54)	(46)	(50)	(83)	(185)	(179)
Sales and other realized capital gains and losses	47	422	168	258	(26)	77	251	637	302
Total realized capital gains and losses	(41)	362	131	204	(72)	27	168	452	123
Total revenues	8,465	8,787	8,463	8,547	8,128	8,278	8,362	25,715	24,768

Costs and expenses
Property-liability insurance claims and claims expense	4,427	4,741	4,460	5,042	4,293	4,810	4,339	13,628	13,442
Life and annuity contract benefits	498	471	458	464	453	462	439	1,427	1,354
Interest credited to contractholder funds	317	311	345	357	215	366	378	973	959
Amortization of deferred policy acquisition costs	1,026	961	946	947	1,016	942	979	2,933	2,937
Operating costs and expenses	937	1,090	1,102	1,095	1,010	996	1,017	3,129	3,023
Restructuring and related charges	13	20	26	9	9	10	6	59	25
Loss on extinguishment of debt	9	480	-	-	-	-	-	489	-
Interest expense	83	99	98	92	93	93	95	280	281
Total costs and expenses	7,310	8,173	7,435	8,006	7,089	7,679	7,253	22,918	22,021

(Loss) gain on disposition of operations	(646)	-	2	3	9	3	3	(644)	15

Income from operations before income tax expense	509	614	1,030	544	1,048	602	1,112	2,153	2,762

Income tax expense	193	180	321	150	325	179	346	694	850

Net income	$316	434	709	394	723	423	766	$1,459	$1,912

Preferred stock dividends	6	-	-	-	-	-	-	6	-

Net income available to common shareholders	$310	$434	$709	$394	$723	$423	$766	$1,453	$1,912

Earnings per common share: (1)

Net income available to common shareholders per common share - Basic	$0.67	$0.93	$1.49	$0.82	$1.49	$0.86	$1.54	$3.10	$3.89
Weighted average common shares - Basic	461.1	468.3	475.4	482.2	485.9	490.6	498.7	468.2	491.5

Net income available to common shareholders per common share - Diluted	$0.66	$0.92	$1.47	$0.81	$1.48	$0.86	$1.53	$3.07	$3.86
Weighted average common shares - Diluted	467.1	473.8	480.8	487.0	489.9	493.8	501.5	473.8	494.7

Cash dividends declared per common share	$0.25	$0.25	$0.25	$0.22	$0.22	$0.22	$0.22	$0.75	$0.66

(1)        In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Contribution to income

Operating income before the impact of restructuring and related charges	$721	$542	$664	$295	$723	$438	$714	$1,927	$1,875
Restructuring and related charges, after-tax	(8)	(13)	(17)	(6)	(6)	(6)	(4)	(38)	(16)

Operating income *	713	529	647	289	717	432	710	1,889	1,859

Realized capital gains and losses, after-tax	(28)	234	85	136	(47)	17	110	291	80
Valuation changes on embedded derivatives that are not hedged, after-tax	(10)	3	(6)	(6)	97	(3)	(6)	(13)	88
DAC and DSI accretion amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	1	(4)	1	(4)	(28)	-	(10)	(2)	(38)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	7	-	-	-	4	-	-	7	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	(3)	(5)	(7)	(8)	(9)	(9)	(8)	(26)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(13)	(13)	(14)	(16)	(18)	(16)	(31)	(40)	(65)
(Loss) gain on disposition of operations, after-tax	(472)	-	1	2	6	2	2	(471)	10
Loss on extinguishment of debt, after-tax	(6)	(312)	-	-	-	-	-	(318)	-
Postretirement benefits curtailment gain, after-tax	118	-	-	-	-	-	-	118	-

Net income available to common shareholders	$310	$434	$709	$394	$723	$423	$766	$1,453	$1,912

Income per common share - Diluted (1)
Operating income before the impact of restructuring and related charges	$1.54	$1.14	$1.38	$0.61	$1.48	$0.89	$1.42	$4.07	$3.79
Restructuring and related charges, after-tax	(0.01)	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)	-	(0.08)	(0.03)

Operating income	1.53	1.12	1.35	0.59	1.46	0.87	1.42	3.99	3.76

Realized capital gains and losses, after-tax	(0.06)	0.50	0.18	0.28	(0.09)	0.04	0.22	0.61	0.16
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.02)	0.01	(0.02)	(0.01)	0.20	(0.01)	(0.01)	(0.03)	0.18
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(0.01)	-	(0.01)	(0.06)	-	(0.02)	-	(0.08)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	0.01	-	-	-	0.01	-	-	0.01	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)	(0.06)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)	(0.06)	(0.08)	(0.13)
Gain on disposition of operations, after-tax	(1.01)	-	-	-	0.01	0.01	-	(0.99)	0.02
(Loss) gain on extinguishment of debt, after-tax	(0.01)	(0.66)	-	-	-	-	-	(0.67)	-
Postretirement benefits curtailment gain, after-tax	0.25	-	-	-	-	-	-	0.25	-

Net income available to common shareholders	$0.66	$0.92	$1.47	$0.81	$1.48	$0.86	$1.53	$3.07	$3.86

Weighted average common shares - Diluted	467.1	473.8	480.8	487.0	489.9	493.8	501.5	473.8	494.7

(1)      In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Property-Liability
Property-Liability insurance premiums	$6,972	$6,862	$6,770	$6,744	$6,697	$6,666	$6,630	$20,604	$19,993
Net investment income	309	343	341	362	299	352	313	993	964
Realized capital gains and losses	(26)	305	112	143	(16)	19	189	391	192

Total Property-Liability revenues	7,255	7,510	7,223	7,249	6,980	7,037	7,132	21,988	21,149

Allstate Financial
Life and annuity premiums and contract charges	584	579	579	566	563	559	553	1,742	1,675
Net investment income	633	633	635	665	632	663	687	1,901	1,982
Realized capital gains and losses	(16)	57	19	56	(56)	8	(21)	60	(69)

Total Allstate Financial revenues	1,201	1,269	1,233	1,287	1,139	1,230	1,219	3,703	3,588

Corporate and Other
Service fees (1)	3	2	1	1	1	1	1	6	3
Net investment income	8	8	7	6	9	11	11	23	31
Realized capital gains and losses	1	-	-	5	-	-	-	1	-

Total Corporate and Other revenues before reclassification of services fees	12	10	8	12	10	12	12	30	34

Reclassification of service fees (1)	(3)	(2)	(1)	(1)	(1)	(1)	(1)	(6)	(3)

Total Corporate and Other revenues	9	8	7	11	9	11	11	24	31

Consolidated revenues	$8,465	$8,787	$8,463	$8,547	$8,128	$8,278	$8,362	$25,715	$24,768

(1)     For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2013	2013	2013	2012	2012		2013	2013	2013	2012	2012

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$20,983	$20,989	$20,920	$21,288	$20,197
(amortized cost $58,129, $68,475,						Reserve for life-contingent contract benefits	12,590	14,242	14,767	14,895	14,900
$70,957, $71,915 and $72,432)	$60,295	$71,039	$75,806	$77,017	$77,729	Contractholder funds	24,476	36,357	38,807	39,319	40,110
Equity securities, at fair value						Unearned premiums	11,016	10,510	10,218	10,375	10,494
(cost $4,370, $4,237, $3,777,						Claim payments outstanding	702	745	757	797	763
$3,577 and $3,429)	4,812	4,505	4,439	4,037	3,876	Deferred income taxes	440	250	782	597	689
Mortgage loans	4,817	6,413	6,434	6,570	6,904	Other liabilities and accrued expenses	5,245	6,055	6,436	6,429	6,121
Limited partnership interests	5,091	4,941	4,931	4,922	4,974	Short-term debt	-	500	-	-	-
Short-term, at fair value						Long-term debt	6,217	5,475	6,556	6,057	6,057
(amortized cost $2,694, $2,646,						Separate Accounts	4,928	6,488	6,750	6,610	6,820
$3,169, $2,336 and $2,825)	2,694	2,646	3,169	2,336	2,825	Liabilities held for sale	14,908	-	-	-	-
Other	2,774	2,771	2,603	2,396	2,208	Total liabilities	101,505	101,611	105,993	106,367	106,151
Total investments	80,483	92,315	97,382	97,278	98,516
						Equity
						Preferred stock and additional capital paid-in, 26.900 and
						11,500 shares outstanding as of September 30, 2013,
						June 30, 2013, and none outstanding as of all other
						periods presented	650	278	-	-	-
						Common stock, 456 million, 465 million, 468 million,
						479 million,and 483 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,127	3,105	3,028	3,162	3,154
						Retained income	34,885	34,691	34,375	33,783	33,496
						Deferred ESOP expense	(39)	(39)	(39)	(41)	(41)
						Treasury stock, at cost (444 million, 435 million, 432
						million, 421 million, and 417 million)	(18,662)	(18,225)	(18,033)	(17,508)	(17,368)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital gains and losses on fixed
						income securities with other-than-temporary impairments	33	36	30	(11)	(42)
Cash	1,069	634	820	806	642	Other unrealized net capital gains and losses	1,804	1,794	3,543	3,614	3,765
Premium installment receivables, net	5,341	5,116	5,066	5,051	5,108	Unrealized adjustment to DAC, DSI and
Deferred policy acquisition costs	3,286	3,914	3,660	3,621	3,578	insurance reserves	(123)	(179)	(668)	(769)	(843)
Reinsurance recoverables, net (1)	6,938	8,346	8,316	8,767	7,278	Total unrealized net capital gains and losses	1,714	1,651	2,905	2,834	2,880
Accrued investment income	617	773	792	781	835	Unrealized foreign currency translation
Property and equipment, net	993	971	998	989	928	adjustments	50	37	58	70	70
Goodwill	1,243	1,239	1,239	1,240	1,242	Unrecognized pension and other
Other assets	1,810	1,684	1,589	1,804	2,041	postretirement benefit cost	(954)	(1,638)	(1,684)	(1,729)	(1,363)
Separate Accounts	4,928	6,488	6,750	6,610	6,820	Total accumulated other comprehensive
Assets held for sale	15,577	-	-	-	-	income	810	50	1,279	1,175	1,587
						Total shareholders’ equity	20,780	19,869	20,619	20,580	20,837
Total assets	$122,285	$121,480	$126,612	$126,947	$126,988	Total liabilities and shareholders’ equity	$122,285	$121,480	$126,612	$126,947	$126,988

(1)               Reinsurance recoverables of unpaid losses related to Property-Liability were $3,652 million, $3,613 million, $3,568 million, $4,010 million and $2,651 million as of September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER COMMON SHARE

($ in millions, except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2012	2012	2012	2012
Book value per common share

Numerator:

Common shareholders’ equity (1)	$20,130	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	462.9	470.6	474.4	485.5	488.7	490.2	497.3

Book value per common share	$43.49	$41.63	$43.46	$42.39	$42.64	$39.73	$38.57

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Common shareholders’ equity	$20,130	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182

Unrealized net capital gains and losses on fixed income securities	1,445	1,489	2,486	2,549	2,602	1,919	1,620

Adjusted common shareholders’ equity	$18,685	$18,102	$18,133	$18,031	$18,235	$17,556	$17,562

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	462.9	470.6	474.4	485.5	488.7	490.2	497.3

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$40.37	$38.47	$38.22	$37.14	$37.31	$35.81	$35.31

(1)            Excludes equity related to preferred stock of $650 million as of September 30, 2013 and $278 million as of June 30, 2013.

THE ALLSTATE CORPORATION

RETURN ON COMMON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2012	2012	2012	2012
Return on Common Shareholders’ Equity

Numerator:

Net income available to common shareholders (1)	$1,847	$2,260	$2,249	$2,306	$2,624	$2,076	$1,029

Denominator:

Beginning common shareholders’ equity	$20,837	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898
Ending common shareholders’ equity	20,130	19,591	20,619	20,580	20,837	19,475	19,182

Average common shareholders’ equity (2)	$20,484	$19,533	$19,901	$19,439	$19,285	$18,929	$19,040

Return on common shareholders’ equity	9.0%	11.6%	11.3%	11.9%	13.6%	11.0%	5.4%

Operating Income Return on Common Shareholders’ Equity *

Numerator:
Operating income (1)	$2,178	$2,182	$2,085	$2,148	$2,594	$1,957	$878

Denominator:

Beginning common shareholders’ equity	$20,837	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898
Unrealized net capital gains and losses	2,880	2,070	1,874	1,400	1,065	1,475	1,072
Adjusted beginning common shareholders’ equity	17,957	17,405	17,308	16,898	16,667	16,907	17,826

Ending common shareholders’ equity	20,130	19,591	20,619	20,580	20,837	19,475	19,182
Unrealized net capital gains and losses	1,714	1,651	2,905	2,834	2,880	2,070	1,874
Adjusted ending common shareholders’ equity	18,416	17,940	17,714	17,746	17,957	17,405	17,308

Average adjusted common shareholders’ equity (2)	$18,187	$17,673	$17,511	$17,322	$17,312	$17,156	$17,567

Operating income return on common shareholders’ equity	12.0%	12.3%	11.9%	12.4%	15.0%	11.4%	5.0%

(1)               Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)               Average common shareholders’ equity and average adjusted common shareholders’ equity are determined using a two-point average, with the beginning and ending common shareholders’ equity and adjusted common shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2012	2012	2012	2012

Debt

Short-term debt	$-	$500	$-	$-	$-	$-	$-
Long-term debt	6,217	5,475	6,556	6,057	6,057	6,058	6,058
Total debt	$6,217	$5,975	$6,556	$6,057	$6,057	$6,058	$6,058

Capital resources

Debt	$6,217	$5,975	$6,556	$6,057	$6,057	$6,058	$6,058

Shareholders’ equity
Preferred stock and additional capital paid-in	650	278	-	-	-	-	-
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,127	3,105	3,028	3,162	3,154	3,154	3,151
Retained income	34,885	34,691	34,375	33,783	33,496	32,880	32,565
Deferred ESOP expense	(39)	(39)	(39)	(41)	(41)	(41)	(41)
Treasury stock	(18,662)	(18,225)	(18,033)	(17,508)	(17,368)	(17,272)	(17,034)
Unrealized net capital gains and losses	1,714	1,651	2,905	2,834	2,880	2,070	1,874
Unrealized foreign currency translation adjustments	50	37	58	70	70	58	65
Unrecognized pension and other postretirement benefit cost	(954)	(1,638)	(1,684)	(1,729)	(1,363)	(1,383)	(1,407)
Total shareholders’ equity	20,780	19,869	20,619	20,580	20,837	19,475	19,182

Total capital resources	$26,997	$25,844	$27,175	$26,637	$26,894	$25,533	$25,240

Ratio of debt to shareholders’ equity	29.9%	30.1%	31.8%	29.4%	29.1%	31.1%	31.6%

Ratio of debt to capital resources	23.0%	23.1%	24.1%	22.7%	22.5%	23.7%	24.0%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$316	$434	$709	$394	$723	$423	$766	$1,459	$1,912
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	66	93	87	95	92	105	96	246	293
Realized capital gains and losses	41	(362)	(131)	(204)	72	(27)	(168)	(452)	(123)
Loss on extinguishment of debt	9	480	-	-	-	-	-	489	-
Loss (gain) on disposition of operations	646	-	(2)	(3)	(9)	(3)	(3)	644	(15)
Interest credited to contractholder funds	317	311	345	357	215	366	378	973	959
Changes in:
Policy benefits and other insurance reserves	(180)	(93)	(514)	983	(392)	(31)	(346)	(787)	(769)
Unearned premiums	505	311	(146)	(115)	394	207	(180)	670	421
Deferred policy acquisition costs	(101)	(77)	(30)	(31)	7	(46)	52	(208)	13
Premium installment receivables, net	(219)	(59)	(22)	53	(169)	(28)	19	(300)	(178)
Reinsurance recoverables, net	(33)	(79)	406	(1,421)	(166)	(30)	57	294	(139)
Income taxes	172	6	277	29	328	8	333	455	669
Other operating assets and liabilities	(21)	(152)	(239)	299	(251)	23	(197)	(412)	(425)
Net cash provided by operating activities	1,518	813	740	436	844	967	807	3,071	2,618

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	4,893	4,987	5,474	4,920	4,034	4,229	5,689	15,354	13,952
Equity securities	489	1,532	210	150	70	216	1,059	2,231	1,345
Limited partnership interests	238	278	160	331	271	393	403	676	1,067
Mortgage loans	-	18	2	3	-	5	6	20	11
Other investments	55	23	15	44	16	52	36	93	104
Investment collections
Fixed income securities	1,221	1,913	1,745	1,525	1,751	1,175	966	4,879	3,892
Mortgage loans	308	238	237	382	224	288	170	783	682
Other investments	42	117	54	58	31	16	23	213	70
Investment purchases
Fixed income securities	(6,008)	(4,553)	(6,084)	(5,849)	(4,464)	(5,337)	(7,008)	(16,645)	(16,809)
Equity securities	(555)	(1,693)	(317)	(286)	(95)	(162)	(128)	(2,565)	(385)
Limited partnership interests	(434)	(222)	(255)	(292)	(568)	(346)	(318)	(911)	(1,232)
Mortgage loans	(109)	(239)	(75)	(53)	(205)	(51)	(216)	(423)	(472)
Other investments	(342)	(342)	(196)	(390)	(32)	(80)	(163)	(880)	(275)
Change in short-term investments, net	(121)	385	(808)	586	(892)	(13)	(379)	(544)	(1,284)
Change in other investments, net	1	57	34	64	51	(48)	(9)	92	(6)
Purchases of property and equipment, net	(73)	17	(60)	(109)	(60)	(65)	(51)	(116)	(176)
(Acquisition) disposition of operations	(24)	-	-	-	13	1	(1)	(24)	13
Net cash (used) provided by investing activities	(419)	2,516	136	1,084	145	273	79	2,233	497

CASH FLOWS FROM FINANCING ACTIVITIES
Change in short-term debt	(500)	500	-	-	-	-	-	-	-
Proceeds from issuance of long-term debt	786	989	492	-	-	-	493	2,267	493
Repayment of long-term debt	(65)	(2,540)	-	(1)	-	(1)	(350)	(2,605)	(351)
Proceeds from issuance of preferred stock	373	278	-	-	-	-	-	651	-
Contractholder fund deposits	489	528	591	587	566	520	485	1,608	1,571
Contractholder fund withdrawals	(1,185)	(3,014)	(1,259)	(1,581)	(1,273)	(1,366)	(1,299)	(5,458)	(3,938)
Dividends paid on common stock	(118)	(119)	-	(212)	(107)	(109)	(106)	(237)	(322)
Treasury stock purchases	(488)	(158)	(739)	(184)	(146)	(274)	(309)	(1,385)	(729)
Shares reissued under equity incentive plans, net	48	43	17	25	34	11	15	108	60
Excess tax benefits on share-based payment arrangements	4	6	23	3	3	5	(1)	33	7
Other	5	(28)	13	7	5	(32)	(13)	(10)	(40)
Net cash used in financing activities	(651)	(3,515)	(862)	(1,356)	(918)	(1,246)	(1,085)	(5,028)	(3,249)
Transfer of cash to held for sale	(13)	-	-	-	-	-	-	(13)	-

NET INCREASE (DECREASE) IN CASH	435	(186)	14	164	71	(6)	(199)	263	(134)
CASH AT BEGINNING OF PERIOD	634	820	806	642	571	577	776	806	776
CASH AT END OF PERIOD	$1,069	$634	$820	$806	$642	$571	$577	$1,069	$642

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended September 30, 2013

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending
	balance	costs	before	embedded derivatives	for the changes	capital gains	classified as	balance
	June 30, 2013	deferred	adjustments (1) (2)	that are not hedged (2)	in assumptions(2)	and losses	held for sale	Sept. 30, 2013

Property-Liability	$1,461	$1,045	$(929)	$-	$-	$-	$-	$1,577

Allstate Financial:
Traditional life and accident and health	694	40	(27)	-	-	-	(12)	695
Interest-sensitive life	1,707	38	(46)	1	(35)	9	(700)	974
Fixed annuity	52	5	(4)	2	12	2	(29)	40
Subtotal	2,453	83	(77)	3	(23)	11	(741)	1,709

Consolidated	$3,914	$1,128	$(1,006)	$3	$(23)	$11	$(741)	$3,286

	Change in Deferred Policy Acquisition Costs For the three months ended September 30, 2012

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending
	balance	costs	before	embedded derivatives	for the changes	capital gains	classified as	balance
	June 30, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	in assumptions(2)	and losses	held for sale	Sept. 30, 2012

Property-Liability	$1,348	$922	$(870)	$-	$-	$-	$-	$1,400

Allstate Financial:
Traditional life and accident and health	640	36	(22)	-	-	-	-	654
Interest-sensitive life	1,598	45	(52)	(8)	(30)	(49)	-	1,504
Fixed annuity	58	8	(3)	(27)	(4)	(12)	-	20
Subtotal	2,296	89	(77)	(35)	(34)	(61)	-	2,178

Consolidated	$3,644	$1,011	$(947)	$(35)	$(34)	$(61)	$-	$3,578

(1)            Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)            Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs								Reconciliation of Deferred Policy
	For the nine months ended September 30, 2013								Acquisition Costs as of September 30, 2013

				Amortization
				relating to realized
				capital gains and	Amortization				DAC before		DAC after
				losses and	(acceleration)	Effect of			impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	for changes in	capital gains	classified as	balance	capital gains	capital gains	capital gains
	Dec. 31, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	held for sale	Sept. 30, 2013	and losses	and losses	and losses

Property-Liability	$1,396	$2,871	$(2,690)	$-	$-	$-	$-	$1,577	$1,577	$-	$1,577

Allstate Financial:
Traditional life and accident and health	671	118	(82)	-	-	-	(12)	695	695	-	695
Interest-sensitive life	1,529	133	(125)	(2)	(35)	174	(700)	974	1,083	(109)	974
Fixed annuity	25	17	(11)	-	12	26	(29)	40	47	(7)	40
Subtotal	2,225	268	(218)	(2)	(23)	200	(741)	1,709	1,825	(116)	1,709

Consolidated	$3,621	$3,139	$(2,908)	$(2)	$(23)	$200	$(741)	$3,286	$3,402	$(116)	$3,286

	Change in Deferred Policy Acquisition Costs								Reconciliation of Deferred Policy
	For the nine months ended September 30, 2012								Acquisition Costs as of September 30, 2012

				Amortization
				relating to realized
				capital gains and	Amortization				DAC before		DAC after
				losses and	(acceleration)	Effect of			impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	for changes in	capital gains	classified as	balance	capital gains	capital gains	capital gains
	Dec. 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	held for sale	Sept. 30, 2012	and losses	and losses	and losses

Property-Liability	$1,348	$2,665	$(2,613)	$-	$-	$-	$-	$1,400	$1,400	$-	$1,400

Allstate Financial:
Traditional life and accident and health	616	110	(72)	-	-	-	-	654	654	-	654
Interest-sensitive life	1,698	133	(145)	(12)	(30)	(140)	-	1,504	1,862	(358)	1,504
Fixed annuity	209	18	(22)	(39)	(4)	(142)	-	20	55	(35)	20
Subtotal	2,523	261	(239)	(51)	(34)	(282)	-	2,178	2,571	(393)	2,178

Consolidated	$3,871	$2,926	$(2,852)	$(51)	$(34)	$(282)	$-	$3,578	$3,971	$(393)	$3,578

(1)       Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)       Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Premiums written	$7,438	$7,151	$6,625	$6,637	$7,063	$6,864	$6,463	$21,214	$20,390
(Increase) decrease in unearned premiums	(518)	(293)	155	120	(411)	(198)	167	(656)	(442)
Other	52	4	(10)	(13)	45	-	-	46	45

Premiums earned	6,972	6,862	6,770	6,744	6,697	6,666	6,630	20,604	19,993
Claims and claims expense	(4,427)	(4,741)	(4,460)	(5,042)	(4,293)	(4,810)	(4,339)	(13,628)	(13,442)
Amortization of deferred policy acquisition costs	(929)	(890)	(871)	(870)	(870)	(865)	(878)	(2,690)	(2,613)
Operating costs and expenses	(910)	(943)	(957)	(939)	(866)	(847)	(884)	(2,810)	(2,597)
Restructuring and related charges	(9)	(19)	(24)	(9)	(9)	(10)	(6)	(52)	(25)
Underwriting income (loss) *	697	269	458	(116)	659	134	523	1,424	1,316

Net investment income	309	343	341	362	299	352	313	993	964
Periodic settlements and accruals on non-hedge derivative instruments	(2)	(2)	(1)	(2)	(1)	(2)	(1)	(5)	(4)
Business combination expenses and the amortization of purchased intangible assets	21	20	21	25	26	26	47	62	99
Income tax expense on operations	(340)	(197)	(263)	(69)	(316)	(153)	(281)	(800)	(750)

Operating income	685	433	556	200	667	357	601	1,674	1,625

Realized capital gains and losses, after-tax	(17)	197	73	96	(11)	12	124	253	125
Loss on disposition of operations, after-tax	-	(1)	-	-	-	-	-	(1)	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	1	1	-	1	1	1	3	3
Business combination expenses and the amortization of purchased intangible assets, after-tax	(13)	(13)	(14)	(16)	(18)	(16)	(31)	(40)	(65)
Net income available to common shareholders	$656	$617	$616	$280	$639	$354	$695	$1,889	$1,688

Catastrophe losses	$128	$647	$359	$1,061	$206	$819	$259	$1,134	$1,284

Operating ratios
Claims and claims expense (“loss”) ratio	63.5	69.1	65.9	74.8	64.1	72.2	65.4	66.1	67.2
Expense ratio	26.5	27.0	27.3	26.9	26.1	25.8	26.7	27.0	26.2
Combined ratio	90.0	96.1	93.2	101.7	90.2	98.0	92.1	93.1	93.4

Combined ratio excluding the effect of catastrophes *	88.2	86.7	87.9	86.0	87.1	85.7	88.2	87.6	87.0
Effect of catastrophe losses on combined ratio	1.8	9.4	5.3	15.7	3.1	12.3	3.9	5.5	6.4
Combined ratio	90.0	96.1	93.2	101.7	90.2	98.0	92.1	93.1	93.4

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	86.9	86.9	87.7	86.7	87.8	86.3	88.1	87.2	87.4
Effect of catastrophe losses on combined ratio	1.8	9.4	5.3	15.7	3.1	12.3	3.9	5.5	6.4
Effect of prior year reserve reestimates on combined ratio	0.5	(0.8)	(0.6)	(2.3)	(2.2)	(2.4)	(3.1)	(0.3)	(2.6)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.5	0.3	0.5	1.2	1.1	1.4	2.5	0.4	1.7
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.3	0.3	0.4	0.4	0.4	0.7	0.3	0.5
Combined ratio	90.0	96.1	93.2	101.7	90.2	98.0	92.1	93.1	93.4

Effect of restructuring and related charges on combined ratio	0.1	0.3	0.4	0.1	0.1	0.2	0.1	0.3	0.1

Effect of Discontinued Lines and Coverages on combined ratio	1.9	0.1	-	-	0.7	0.1	-	0.7	0.2

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Property-Liability Underwriting Summary
Allstate Protection	$831	$273	$462	$(112)	$701	$138	$526	$1,566	$1,365
Discontinued Lines and Coverages	(134)	(4)	(4)	(4)	(42)	(4)	(3)	(142)	(49)
Underwriting income (loss)	$697	$269	$458	$(116)	$659	$134	$523	$1,424	$1,316

Allstate Protection Underwriting Summary
Premiums written	$7,438	$7,151	$6,625	$6,636	$7,064	$6,864	$6,462	$21,214	$20,390

Premiums earned	$6,972	$6,862	$6,770	$6,745	$6,696	$6,666	$6,630	$20,604	$19,992
Claims and claims expense	(4,292)	(4,738)	(4,457)	(5,038)	(4,251)	(4,808)	(4,336)	(13,487)	(13,395)
Amortization of deferred policy acquisition costs	(929)	(890)	(871)	(870)	(870)	(865)	(878)	(2,690)	(2,613)
Operating costs and expenses	(911)	(942)	(956)	(940)	(865)	(845)	(884)	(2,809)	(2,594)
Restructuring and related charges	(9)	(19)	(24)	(9)	(9)	(10)	(6)	(52)	(25)
Underwriting income (loss)	$831	$273	$462	$(112)	$701	$138	$526	$1,566	$1,365

Catastrophe losses	$128	$647	$359	$1,061	$206	$819	$259	$1,134	$1,284

Operating ratios
Loss ratio	61.6	69.0	65.9	74.7	63.5	72.1	65.4	65.5	67.0
Expense ratio	26.5	27.0	27.3	27.0	26.0	25.8	26.7	26.9	26.2
Combined ratio	88.1	96.0	93.2	101.7	89.5	97.9	92.1	92.4	93.2

Effect of catastrophe losses on combined ratio	1.8	9.4	5.3	15.7	3.1	12.3	3.9	5.5	6.4

Effect of restructuring and related charges on combined ratio	0.1	0.3	0.4	0.1	0.1	0.2	0.1	0.3	0.1

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.3	0.3	0.4	0.4	0.4	0.7	0.3	0.5

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$-	$-	$1	$(1)	$-	$1	$-	$-

Premiums earned	$-	$-	$-	$(1)	$1	$-	$-	$-	$1
Claims and claims expense	(135)	(3)	(3)	(4)	(42)	(2)	(3)	(141)	(47)
Operating costs and expenses	1	(1)	(1)	1	(1)	(2)	-	(1)	(3)
Underwriting loss	$(134)	$(4)	$(4)	$(4)	$(42)	$(4)	$(3)	$(142)	$(49)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	1.9	0.1	-	-	0.7	0.1	-	0.7	0.2

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Allstate brand (1)
Standard auto	$4,119	$4,012	$3,983	$3,872	$3,988	$3,903	$3,937	$12,114	$11,828
Non-standard auto	161	158	172	159	176	174	189	491	539
Auto	4,280	4,170	4,155	4,031	4,164	4,077	4,126	12,605	12,367

Involuntary auto	10	13	17	15	17	21	20	40	58
Commercial lines	114	121	112	112	110	120	112	347	342
Homeowners	1,779	1,693	1,268	1,477	1,686	1,639	1,258	4,740	4,583
Other personal lines	568	544	464	467	508	494	435	1,576	1,437
	6,751	6,541	6,016	6,102	6,485	6,351	5,951	19,308	18,787

Encompass brand
Standard auto	172	167	147	153	163	160	142	486	465
Involuntary auto	1	2	2	1	2	3	2	5	7
Homeowners	129	120	97	101	108	104	85	346	297
Other personal lines	27	26	21	23	24	22	20	74	66
	329	315	267	278	297	289	249	911	835

Esurance brand
Standard auto	357	294	342	256	282	224	262	993	768
Other personal lines	1	1	-	-	-	-	-	2	-
	358	295	342	256	282	224	262	995	768

Allstate Protection	7,438	7,151	6,625	6,636	7,064	6,864	6,462	21,214	20,390

Discontinued Lines and Coverages	-	-	-	1	(1)	-	1	-	-

Property-Liability	$7,438	$7,151	$6,625	$6,637	$7,063	$6,864	$6,463	$21,214	$20,390

Allstate Protection
Standard auto	$4,648	$4,473	$4,472	$4,281	$4,433	$4,287	$4,341	$13,593	$13,061
Non-standard auto	161	158	172	159	176	174	189	491	539
Auto	4,809	4,631	4,644	4,440	4,609	4,461	4,530	14,084	13,600

Involuntary auto	11	15	19	16	19	24	22	45	65
Commercial lines	114	121	112	112	110	120	112	347	342
Homeowners	1,908	1,813	1,365	1,578	1,794	1,743	1,343	5,086	4,880
Other personal lines	596	571	485	490	532	516	455	1,652	1,503

	$7,438	$7,151	$6,625	$6,636	$7,064	$6,864	$6,462	$21,214	$20,390

(1) Canada premiums included in Allstate brand	$297	$319	$235	$253	$279	$291	$218	$851	$788

THE ALLSTATE CORPORATION

ALLSTATE BRAND PREMIUMS WRITTEN (1)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Allstate Auto Home and Agencies
Standard auto	$4,057	$3,930	$3,931	$3,833	$3,932	$3,828	$3,887	$11,918	$11,647
Non-standard auto	157	151	168	155	170	167	185	476	522
Auto	4,214	4,081	4,099	3,988	4,102	3,995	4,072	12,394	12,169

Involuntary auto	10	13	17	15	17	21	20	40	58
Homeowners	1,779	1,693	1,268	1,477	1,686	1,639	1,258	4,740	4,583
Other personal lines	11	13	9	9	12	12	8	33	32
	6,014	5,800	5,393	5,489	5,817	5,667	5,358	17,207	16,842

Emerging Businesses (2)
Specialty auto (3)	$66	$89	$56	$43	$62	$82	$54	$211	$198

Landlord	143	135	124	137	140	132	123	402	395
Renters	69	59	53	52	62	54	50	181	166
Condominium	58	55	45	47	50	49	41	158	140
Other property	126	131	100	102	126	136	100	357	362
Specialty property	396	380	322	338	378	371	314	1,098	1,063

Consumer household (4)	462	469	378	381	440	453	368	1,309	1,261

Allstate Roadside Services	91	88	82	75	74	71	76	261	221
Allstate Dealer Services	70	63	51	45	44	40	37	184	121
Other personal lines(5)	557	531	455	458	496	482	427	1,543	1,405

Commercial lines	114	121	112	112	110	120	112	347	342
	737	741	623	613	668	684	593	2,101	1,945

Allstate brand(1)
Standard auto	$4,119	$4,012	$3,983	$3,872	$3,988	$3,903	$3,937	$12,114	$11,828
Non-standard auto	161	158	172	159	176	174	189	491	539
Auto	4,280	4,170	4,155	4,031	4,164	4,077	4,126	12,605	12,367

Involuntary auto	10	13	17	15	17	21	20	40	58
Commercial lines	114	121	112	112	110	120	112	347	342
Homeowners	1,779	1,693	1,268	1,477	1,686	1,639	1,258	4,740	4,583
Other personal lines	568	544	464	467	508	494	435	1,576	1,437
	$6,751	$6,541	$6,016	$6,102	$6,485	$6,351	$5,951	$19,308	$18,787

(1)                Allstate brand is comprised of Allstate Auto Home and Agencies and Emerging Businesses.

(2)                Emerging Businesses include Consumer Household (specialty auto products including motorcycle, trailer, motor home and off-road vehicle insurance policies and specialty property products including renter, landlord, boat, umbrella, manufactured home and condominium insurance policies), Allstate Roadside Services (roadside assistance products),  Allstate Dealer Services (guaranteed automobile protection and vehicle service products sold primarily through auto dealers), Ivantage (insurance agency) and Commercial Lines (commercial products for small business owners).

(3)                Specialty auto is reported in Allstate brand auto.

(4)                Consumer household includes specialty auto and specialty property.

(5)                Emerging Businesses other personal lines include specialty property, Allstate Roadside Services and Allstate Dealer Services.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended			Three months ended				Three months ended
	September 30, 2013 (1)			June 30, 2013				March 31, 2013

	Number of		State	Number of			State	Number of		State
	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	10	0.7	3.1	14		0.1	0.5	12	0.3	1.8
Non-standard auto	3	0.3	4.8	1		-	6.0	3	0.1	3.2
Auto	12	0.7	3.1	15		0.1	0.5	15	0.3	1.8
Homeowners (3)	3	0.3	6.8	8		0.5	6.2	16	1.3	4.8

Encompass brand
Standard auto	9	1.4	5.7	14		1.6	4.8	5	0.8	5.6
Homeowners	11	1.4	6.9	15		1.9	4.8	3	1.4	7.0

Esurance brand
Standard auto	14	1.1	5.2	15		1.7	4.7	11	0.9	4.2

	Three months ended			Three months ended				Three months ended
	December 31, 2012			September 30, 2012				June 30, 2012

	Number of		State	Number of			State	Number of		State
	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	15	0.8	2.9	13		0.3	1.8	19	1.5	4.4
Non-standard auto	4	0.4	5.9	4		0.2	5.8	1	0.3	7.5
Auto	17	0.8	3.0	15		0.3	1.8	19	1.4	4.4
Homeowners (3)	20	2.3	6.2	10		0.8	7.3	7	1.2	10.2

Encompass brand
Standard auto	21	1.7	4.3	3		0.7	4.5	14	1.6	4.2
Homeowners	20	3.0	5.8	5	(6)	0.3	2.5	14	1.8	5.4

Esurance brand
Standard auto	21	2.0	4.4	7		1.2	4.2	23	(0.1)	(0.1)

(1)            Rate changes include changes approved based on our net cost of reinsurance.  These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business.  Based on historical premiums written in those states, rate changes approved for the three month period ending September 30, 2013 are estimated to total $155 million.  Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.  Rate changes also exclude Canadian operations, specialty auto, and excess and surplus homeowners lines.

(2)            Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.7%, 0.2%, 0.5%, 0.6%, 1.1% and 0.9% for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

(3)            Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.3%, 1.2%, 1.7%, 1.0%, 0.7% and 2.0% for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

(4)            Represents the impact in the states where rate changes were approved during the period as a percentage of total countrywide prior year-end premiums written.

(5)            Represents the impact in the states where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those states.

(6)            Includes Washington, D.C.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written	$6,751	$6,541	$6,016	$6,102	$6,485	$6,351	$5,951	$19,308	$18,787

Net premiums earned
Standard auto	$4,003	$3,965	$3,927	$3,921	$3,910	$3,909	$3,897	$11,895	$11,716
Non-standard auto	162	168	167	171	177	184	183	497	544
Auto	4,165	4,133	4,094	4,092	4,087	4,093	4,080	12,392	12,260
Homeowners	1,568	1,525	1,516	1,514	1,499	1,487	1,480	4,609	4,466
Other personal lines	622	608	599	600	591	583	583	1,829	1,757
Total	6,355	6,266	6,209	6,206	6,177	6,163	6,143	18,830	18,483

Incurred losses
Standard auto	$2,769	$2,736	$2,670	$2,988	$2,617	$2,734	$2,713	$8,175	$8,064
Non-standard auto	88	107	104	104	103	112	123	299	338
Auto	2,857	2,843	2,774	3,092	2,720	2,846	2,836	8,474	8,402
Homeowners	645	1,084	914	1,045	735	1,218	836	2,643	2,789
Other personal lines	351	357	355	429	416	369	314	1,063	1,099
Total	3,853	4,284	4,043	4,566	3,871	4,433	3,986	12,180	12,290

Expenses
Standard auto	$1,029	$1,028	$1,029	$1,001	$977	$1,000	$998	$3,086	$2,975
Non-standard auto	39	41	39	45	43	42	44	119	129
Auto	1,068	1,069	1,068	1,046	1,020	1,042	1,042	3,205	3,104
Homeowners	379	368	376	377	358	342	351	1,123	1,051
Other personal lines	189	204	207	216	182	164	178	600	524
Total	1,636	1,641	1,651	1,639	1,560	1,548	1,571	4,928	4,679

Underwriting income (loss)
Standard auto	$205	$201	$228	$(68)	$316	$175	$186	$634	$677
Non-standard auto	35	20	24	22	31	30	16	79	77
Auto	240	221	252	(46)	347	205	202	713	754
Homeowners	544	73	226	92	406	(73)	293	843	626
Other personal lines	82	47	37	(45)	(7)	50	91	166	134
Total	866	341	515	1	746	182	586	1,722	1,514

Loss ratio	60.6	68.4	65.1	73.6	62.7	71.9	64.9	64.7	66.5
Expense ratio	25.8	26.2	26.6	26.4	25.2	25.1	25.6	26.2	25.3
Combined ratio	86.4	94.6	91.7	100.0	87.9	97.0	90.5	90.9	91.8

Effect of catastrophe losses on combined ratio	1.7	9.8	5.5	15.5	3.1	12.9	4.1	5.7	6.7

Effect of prior year reserve reestimates on combined ratio	(1.4)	(0.9)	(0.6)	(2.2)	(2.9)	(2.5)	(3.3)	(1.0)	(2.9)

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1

Effect of advertising expenses on combined ratio	2.7	3.2	2.7	2.5	2.4	2.9	3.1	2.9	2.8

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	85.4	85.4	86.2	85.3	86.7	85.1	87.0	85.6	86.2
Effect of catastrophe losses	1.7	9.8	5.5	15.5	3.1	12.9	4.1	5.7	6.7
Effect of prior year non-catastrophe reserve reestimates	(0.8)	(0.7)	(0.1)	(0.9)	(2.0)	(1.1)	(0.7)	(0.5)	(1.2)
Effect of business combination expenses and the amortization of purchased intangible assets	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Combined ratio	86.4	94.6	91.7	100.0	87.9	97.0	90.5	90.9	91.8

THE ALLSTATE CORPORATION

ENCOMPASS BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written	$329	$315	$267	$278	$297	$289	$249	$911	$835

Net premiums earned
Standard auto	$158	$158	$155	$153	$152	$153	$151	$471	$456
Non-standard auto	-	-	-	-	-	-	-	-	-
Auto	158	158	155	153	152	153	151	471	456
Homeowners	111	105	100	98	96	93	92	316	281
Other personal lines	26	24	25	24	23	23	23	75	69
Total	295	287	280	275	271	269	266	862	806

Incurred losses
Standard auto	$112	$117	$117	$118	$121	$125	$118	$346	$364
Non-standard auto	-	-	-	(2)	(2)	-	-	-	(2)
Auto	112	117	117	116	119	125	118	346	362
Homeowners	63	69	62	121	56	62	51	194	169
Other personal lines	13	21	20	20	13	10	20	54	43
Total	188	207	199	257	188	197	189	594	574

Expenses
Standard auto	$47	$48	$47	$47	$45	$42	$43	$142	$130
Non-standard auto	-	-	-	1	-	-	-	-	-
Auto	47	48	47	48	45	42	43	142	130
Homeowners	34	33	32	31	30	28	28	99	86
Other personal lines	7	6	8	6	7	7	5	21	19
Total	88	87	87	85	82	77	76	262	235

Underwriting income (loss)
Standard auto	$(1)	$(7)	$(9)	$(12)	$(14)	$(14)	$(10)	$(17)	$(38)
Non-standard auto	-	-	-	1	2	-	-	-	2
Auto	(1)	(7)	(9)	(11)	(12)	(14)	(10)	(17)	(36)
Homeowners	14	3	6	(54)	10	3	13	23	26
Other personal lines	6	(3)	(3)	(2)	3	6	(2)	-	7
Total	19	(7)	(6)	(67)	1	(5)	1	6	(3)

Loss ratio	63.7	72.1	71.1	93.5	69.4	73.3	71.0	68.9	71.2
Expense ratio	29.9	30.3	31.0	30.9	30.2	28.6	28.6	30.4	29.2
Combined ratio	93.6	102.4	102.1	124.4	99.6	101.9	99.6	99.3	100.4

Effect of catastrophe losses on combined ratio	5.8	10.1	4.6	34.9	5.5	6.7	2.6	6.8	5.0

Effect of prior year reserve reestimates on combined ratio	(5.1)	(1.4)	(0.7)	(8.4)	(3.7)	(3.7)	(0.8)	(2.4)	(2.7)

Effect of advertising expenses on combined ratio	-	0.7	0.7	0.7	-	0.4	0.8	0.5	0.4

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	92.5	92.7	97.9	97.1	93.4	97.0	96.6	94.3	95.7
Effect of catastrophe losses	5.8	10.1	4.6	34.9	5.5	6.7	2.6	6.8	5.0
Effect of prior year non-catastrophe reserve reestimates	(4.7)	(0.4)	(0.4)	(7.6)	0.7	(1.8)	0.4	(1.8)	(0.3)
Combined ratio	93.6	102.4	102.1	124.4	99.6	101.9	99.6	99.3	100.4

THE ALLSTATE CORPORATION

ESURANCE BRAND PROFITABILITY MEASURES AND STATISTICS

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written	$358	$295	$342	$256	$282	$224	$262	$995	$768

Net premiums earned
Standard auto	$322	$308	$281	$264	$248	$234	$221	$911	$703
Other personal lines	-	1	-	-	-	-	-	1	-
	322	309	281	264	248	234	221	912	703

Incurred losses
Standard auto	$251	$246	$215	$215	$192	$178	$161	$712	$531
Other personal lines	-	1	-	-	-	-	-	1	-
	251	247	215	215	192	178	161	713	531

Expenses
Standard auto	$125	$122	$113	$95	$102	$95	$121	$360	$318
Other personal lines	-	1	-	-	-	-	-	1	-
	125	123	113	95	102	95	121	361	318

Underwriting loss
Standard auto	$(54)	$(60)	$(47)	$(46)	$(46)	$(39)	$(61)	$(161)	$(146)
Other personal lines	-	(1)	-	-	-	-	-	(1)	-
	(54)	(61)	(47)	(46)	(46)	(39)	(61)	(162)	(146)

Loss ratio	78.0	79.9	76.5	81.4	77.4	76.1	72.8	78.2	75.5
Expense ratio	38.8	39.8	40.2	36.0	41.1	40.6	54.8	39.6	45.3
Combined ratio	116.8	119.7	116.7	117.4	118.5	116.7	127.6	117.8	120.8

Effect of catastrophe losses on combined ratio	0.6	1.6	1.1	2.3	0.8	2.6	0.4	1.1	1.3

Effect of prior year reserve reestimates on combined ratio	-	-	-	-	-	-	-	-	-

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	4.7	5.2	5.3	7.2	8.1	8.1	18.1	5.0	11.2

Effect of advertising expenses on combined ratio	14.6	16.2	16.0	9.5	16.5	16.2	20.4	15.6	17.6

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	111.5	112.9	110.3	107.9	109.6	106.0	109.1	111.7	108.3
Effect of catastrophe losses	0.6	1.6	1.1	2.3	0.8	2.6	0.4	1.1	1.3
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	-	-	-	-	-

Effect of business combination expenses and the amortization of purchased intangible assets	4.7	5.2	5.3	7.2	8.1	8.1	18.1	5.0	11.2
Combined ratio	116.8	119.7	116.7	117.4	118.5	116.7	127.6	117.8	120.8

Policies in Force (in thousands)
Standard auto	1,254	1,207	1,151	1,029	962	892	849	1,254	962
Other personal lines	16	11	7	2	-	-	-	16	-
	1,270	1,218	1,158	1,031	962	892	849	1,270	962

New Issued Applications (in thousands)
Standard auto	188	175	222	164	172	130	139	585	441
Other personal lines	5	6	5	2	-	-	-	16	-
	193	181	227	166	172	130	139	601	441

Average Premium - Gross Written ($)
Standard auto	480	481	494	484	485	490	508	485	496

Renewal Ratio (%)
Standard auto	79.9	81.7	81.2	80.1	79.7	81.9	80.5	80.9	80.6

Impact of Esurance brand on Allstate Protection combined ratio	0.8	0.9	0.7	0.7	0.7	0.6	0.9	0.8	0.7

Impact of Esurance brand on Allstate Protection expense ratio	1.8	1.8	1.7	1.4	1.5	1.4	1.8	1.8	1.6

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$4,119	$4,012	$3,983	$3,872	$3,988	$3,903	$3,937	$12,114	$11,828
Encompass brand	172	167	147	153	163	160	142	486	465
Esurance brand	357	294	342	256	282	224	262	993	768
	4,648	4,473	4,472	4,281	4,433	4,287	4,341	13,593	13,061
Net premiums earned
Allstate brand	$4,003	$3,965	$3,927	$3,921	$3,910	$3,909	$3,897	$11,895	$11,716
Encompass brand	158	158	155	153	152	153	151	471	456
Esurance brand	322	308	281	264	248	234	221	911	703
	4,483	4,431	4,363	4,338	4,310	4,296	4,269	13,277	12,875
Incurred losses
Allstate brand	$2,769	$2,736	$2,670	$2,988	$2,617	$2,734	$2,713	$8,175	$8,064
Encompass brand	112	117	117	118	121	125	118	346	364
Esurance brand	251	246	215	215	192	178	161	712	531
	3,132	3,099	3,002	3,321	2,930	3,037	2,992	9,233	8,959
Expenses
Allstate brand	$1,029	$1,028	$1,029	$1,001	$977	$1,000	$998	$3,086	$2,975
Encompass brand	47	48	47	47	45	42	43	142	130
Esurance brand	125	122	113	95	102	95	121	360	318
	1,201	1,198	1,189	1,143	1,124	1,137	1,162	3,588	3,423
Underwriting income
Allstate brand	$205	$201	$228	$(68)	$316	$175	$186	$634	$677
Encompass brand	(1)	(7)	(9)	(12)	(14)	(14)	(10)	(17)	(38)
Esurance brand	(54)	(60)	(47)	(46)	(46)	(39)	(61)	(161)	(146)
	150	134	172	(126)	256	122	115	456	493
Loss ratio
Allstate brand	69.2	69.0	68.0	76.2	66.9	69.9	69.6	68.7	68.8
Encompass brand	70.9	74.0	75.5	77.1	79.6	81.7	78.1	73.5	79.8
Esurance brand	78.0	79.9	76.5	81.4	77.4	76.1	72.8	78.2	75.5
Allstate Protection	69.9	69.9	68.8	76.6	68.0	70.7	70.1	69.6	69.6
Expense ratio
Allstate brand	25.7	25.9	26.2	25.5	25.0	25.6	25.6	26.0	25.4
Encompass brand	29.7	30.4	30.3	30.7	29.6	27.5	28.5	30.1	28.5
Esurance brand	38.8	39.6	40.2	36.0	41.1	40.6	54.8	39.5	45.3
Allstate Protection	26.8	27.1	27.3	26.3	26.1	26.5	27.2	27.0	26.6
Combined ratio
Allstate brand	94.9	94.9	94.2	101.7	91.9	95.5	95.2	94.7	94.2
Encompass brand	100.6	104.4	105.8	107.8	109.2	109.2	106.6	103.6	108.3
Esurance brand	116.8	119.5	116.7	117.4	118.5	116.7	127.6	117.7	120.8
Allstate Protection	96.7	97.0	96.1	102.9	94.1	97.2	97.3	96.6	96.2
Effect of catastrophe losses on combined ratio
Allstate brand	0.9	1.9	1.1	9.3	1.3	3.9	1.2	1.3	2.1
Encompass brand	1.9	0.6	(0.6)	9.8	1.3	2.6	0.7	0.6	1.5
Esurance brand	0.6	1.6	1.1	2.3	0.8	2.6	0.4	1.1	1.3
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(0.5)	(1.7)	(1.6)	(1.7)	(3.2)	(2.0)	(1.2)	(1.3)	(2.2)
Encompass brand	(7.6)	(3.2)	(3.9)	(14.4)	0.7	-	0.7	(4.9)	0.4
Esurance brand	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	4.7	5.2	5.3	7.2	8.1	8.1	18.1	5.0	11.2
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	94.6	94.2	93.5	94.0	93.7	93.4	94.9	94.1	94.0
Effect of catastrophe losses on combined ratio	0.9	1.9	1.1	9.3	1.3	3.9	1.2	1.3	2.1
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.6)	(1.2)	(0.4)	(1.6)	(3.1)	(1.8)	(0.9)	(0.7)	(1.9)
Allstate brand combined ratio	94.9	94.9	94.2	101.7	91.9	95.5	95.2	94.7	94.2
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.1	(0.5)	(1.2)	(0.1)	(0.1)	(0.2)	(0.3)	(0.6)	(0.3)

THE ALLSTATE CORPORATION

ALLSTATE BRAND STANDARD AUTO LOSS RATIO OF TOP 5 STATES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Allstate brand standard auto loss ratio (1)
California	76.6	76.1	72.1	71.2	68.8	71.6	78.4	75.0	72.9
Florida	70.8	69.7	69.7	72.5	65.6	66.6	71.3	70.1	67.9
New York (2)	74.3	64.7	70.6	135.2	67.8	67.7	65.2	69.9	66.9
Pennsylvania	70.6	70.7	70.1	71.0	71.9	70.3	72.7	70.5	71.6
Texas	63.9	77.4	65.8	66.8	62.5	81.5	74.5	69.0	72.8

All other states & Canada	67.5	67.2	67.9	68.8	67.0	68.7	67.6	67.0	67.7

Total Allstate brand standard auto	69.2	69.0	68.0	76.2	66.9	69.9	69.6	68.7	68.8

(1)      Loss ratios include prior year reserve reestimates.

(2)      Excluding the impact of Sandy, loss ratio in New York for the three months ended December 31, 2012 was 71.0.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$161	$158	$172	$159	$176	$174	$189	$491	$539
Encompass brand	-	-	-	-	-	-	-	-	-
	161	158	172	159	176	174	189	491	539
Net premiums earned
Allstate brand	$162	$168	$167	$171	$177	$184	$183	$497	$544
Encompass brand	-	-	-	-	-	-	-	-	-
	162	168	167	171	177	184	183	497	544
Incurred losses
Allstate brand	$88	$107	$104	$104	$103	$112	$123	$299	$338
Encompass brand	-	-	-	(2)	(2)	-	-	-	(2)
	88	107	104	102	101	112	123	299	336
Expenses
Allstate brand	$39	$41	$39	$45	$43	$42	$44	$119	$129
Encompass brand	-	-	-	1	-	-	-	-	-
	39	41	39	46	43	42	44	119	129
Underwriting income
Allstate brand	$35	$20	$24	$22	$31	$30	$16	$79	$77
Encompass brand	-	-	-	1	2	-	-	-	2
	35	20	24	23	33	30	16	79	79
Loss ratio
Allstate brand	54.3	63.7	62.3	60.8	58.2	60.9	67.2	60.2	62.1
Encompass brand	-	-	-	-	-	-	-	-	-
Allstate Protection	54.3	63.7	62.3	59.6	57.1	60.9	67.2	60.2	61.8
Expense ratio
Allstate brand	24.1	24.4	23.3	26.3	24.3	22.8	24.1	23.9	23.7
Encompass brand	-	-	-	-	-	-	-	-	-
Allstate Protection	24.1	24.4	23.3	26.9	24.3	22.8	24.1	23.9	23.7
Combined ratio
Allstate brand	78.4	88.1	85.6	87.1	82.5	83.7	91.3	84.1	85.8
Encompass brand	-	-	-	-	-	-	-	-	-
Allstate Protection	78.4	88.1	85.6	86.5	81.4	83.7	91.3	84.1	85.5
Effect of catastrophe losses on combined ratio
Allstate brand	-	1.8	0.6	0.6	1.1	1.6	-	0.8	0.9
Encompass brand	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(8.0)	(4.2)	(0.6)	(7.0)	(4.5)	(1.6)	-	(4.2)	(2.0)
Encompass brand	-	-	-	-	-	-	-	-	-

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$4,280	$4,170	$4,155	$4,031	$4,164	$4,077	$4,126	$12,605	$12,367
Encompass brand	172	167	147	153	163	160	142	486	465
Esurance brand	357	294	342	256	282	224	262	993	768
	4,809	4,631	4,644	4,440	4,609	4,461	4,530	14,084	13,600
Net premiums earned
Allstate brand	$4,165	$4,133	$4,094	$4,092	$4,087	$4,093	$4,080	$12,392	$12,260
Encompass brand	158	158	155	153	152	153	151	471	456
Esurance brand	322	308	281	264	248	234	221	911	703
	4,645	4,599	4,530	4,509	4,487	4,480	4,452	13,774	13,419
Incurred losses
Allstate brand	$2,857	$2,843	$2,774	$3,092	$2,720	$2,846	$2,836	$8,474	$8,402
Encompass brand	112	117	117	116	119	125	118	346	362
Esurance brand	251	246	215	215	192	178	161	712	531
	3,220	3,206	3,106	3,423	3,031	3,149	3,115	9,532	9,295
Expenses
Allstate brand	$1,068	$1,069	$1,068	$1,046	$1,020	$1,042	$1,042	$3,205	$3,104
Encompass brand	47	48	47	48	45	42	43	142	130
Esurance brand	125	122	113	95	102	95	121	360	318
	1,240	1,239	1,228	1,189	1,167	1,179	1,206	3,707	3,552
Underwriting income
Allstate brand	$240	$221	$252	$(46)	$347	$205	$202	$713	$754
Encompass brand	(1)	(7)	(9)	(11)	(12)	(14)	(10)	(17)	(36)
Esurance brand	(54)	(60)	(47)	(46)	(46)	(39)	(61)	(161)	(146)
	185	154	196	(103)	289	152	131	535	572
Loss ratio
Allstate brand	68.6	68.8	67.7	75.6	66.5	69.5	69.5	68.4	68.5
Encompass brand	70.9	74.0	75.5	75.8	78.3	81.7	78.1	73.5	79.4
Esurance brand	78.0	79.9	76.5	81.4	77.4	76.1	72.8	78.2	75.5
Allstate Protection	69.3	69.7	68.6	75.9	67.6	70.3	70.0	69.2	69.2
Expense ratio
Allstate brand	25.6	25.9	26.1	25.5	25.0	25.5	25.5	25.8	25.3
Encompass brand	29.7	30.4	30.3	31.4	29.6	27.5	28.5	30.1	28.5
Esurance brand	38.8	39.6	40.2	36.0	41.1	40.6	54.8	39.5	45.3
Allstate Protection	26.7	27.0	27.1	26.4	26.0	26.3	27.1	26.9	26.5
Combined ratio
Allstate brand	94.2	94.7	93.8	101.1	91.5	95.0	95.0	94.2	93.8
Encompass brand	100.6	104.4	105.8	107.2	107.9	109.2	106.6	103.6	107.9
Esurance brand	116.8	119.5	116.7	117.4	118.5	116.7	127.6	117.7	120.8
Allstate Protection	96.0	96.7	95.7	102.3	93.6	96.6	97.1	96.1	95.7
Effect of catastrophe losses on combined ratio
Allstate brand	0.8	1.9	1.1	8.9	1.2	3.8	1.2	1.3	2.1
Encompass brand	1.9	0.6	(0.6)	9.8	1.3	2.6	0.7	0.6	1.5
Esurance brand	0.6	1.6	1.1	2.3	0.8	2.6	0.4	1.1	1.3
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(0.8)	(1.8)	(1.6)	(1.9)	(3.3)	(2.0)	(1.2)	(1.4)	(2.2)
Encompass brand	(7.6)	(3.2)	(3.9)	(15.0)	(0.7)	(0.7)	0.7	(4.9)	(0.2)
Esurance brand	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	4.7	5.2	5.3	7.2	8.1	8.1	18.1	5.0	11.2

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$1,779	$1,693	$1,268	$1,477	$1,686	$1,639	$1,258	$4,740	$4,583
Encompass brand	129	120	97	101	108	104	85	346	297
	1,908	1,813	1,365	1,578	1,794	1,743	1,343	5,086	4,880
Net premiums earned
Allstate brand	$1,568	$1,525	$1,516	$1,514	$1,499	$1,487	$1,480	$4,609	$4,466
Encompass brand	111	105	100	98	96	93	92	316	281
	1,679	1,630	1,616	1,612	1,595	1,580	1,572	4,925	4,747
Incurred losses
Allstate brand	$645	$1,084	$914	$1,045	$735	$1,218	$836	$2,643	$2,789
Encompass brand	63	69	62	121	56	62	51	194	169
	708	1,153	976	1,166	791	1,280	887	2,837	2,958
Expenses
Allstate brand	$379	$368	$376	$377	$358	$342	$351	$1,123	$1,051
Encompass brand	34	33	32	31	30	28	28	99	86
	413	401	408	408	388	370	379	1,222	1,137
Underwriting income
Allstate brand	$544	$73	$226	$92	$406	$(73)	$293	$843	$626
Encompass brand	14	3	6	(54)	10	3	13	23	26
	558	76	232	38	416	(70)	306	866	652
Loss ratio
Allstate brand	41.1	71.1	60.3	69.0	49.0	81.9	56.5	57.3	62.5
Encompass brand	56.8	65.7	62.0	123.5	58.3	66.7	55.4	61.4	60.1
Allstate Protection	42.2	70.7	60.4	72.3	49.6	81.0	56.4	57.6	62.3
Expense ratio
Allstate brand	24.2	24.1	24.8	24.9	23.9	23.0	23.7	24.4	23.5
Encompass brand	30.6	31.4	32.0	31.6	31.3	30.1	30.5	31.3	30.6
Allstate Protection	24.6	24.6	25.2	25.3	24.3	23.4	24.1	24.8	24.0
Combined ratio
Allstate brand	65.3	95.2	85.1	93.9	72.9	104.9	80.2	81.7	86.0
Encompass brand	87.4	97.1	94.0	155.1	89.6	96.8	85.9	92.7	90.7
Allstate Protection	66.8	95.3	85.6	97.6	73.9	104.4	80.5	82.4	86.3
Effect of catastrophe losses on combined ratio
Allstate brand	4.7	32.5	18.7	32.0	7.8	40.2	12.6	18.5	20.1
Encompass brand	13.5	23.8	12.0	77.6	13.5	15.1	6.5	16.5	11.7
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(3.3)	1.0	2.6	(5.0)	(4.3)	(3.5)	(7.9)	0.1	(5.2)
Encompass brand	-	(1.0)	1.0	2.0	(8.3)	(4.3)	(2.2)	-	(5.0)
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	61.8	62.7	65.8	62.4	66.2	64.6	67.0	63.4	66.0
Effect of catastrophe losses on combined ratio	4.7	32.5	18.7	32.0	7.8	40.2	12.6	18.5	20.1
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.2)	-	0.6	(0.5)	(1.1)	0.1	0.6	(0.2)	(0.1)
Allstate brand combined ratio	65.3	95.2	85.1	93.9	72.9	104.9	80.2	81.7	86.0
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(2.1)	1.0	2.0	(4.5)	(3.2)	(3.6)	(8.5)	0.3	(5.1)

THE ALLSTATE CORPORATION

OTHER PERSONAL LINES PROFITABILITY MEASURES (1)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$692	$678	$593	$594	$635	$635	$567	$1,963	$1,837
Encompass brand	28	28	23	24	26	25	22	79	73
Esurance brand	1	1	-	-	-	-	-	2	-
	721	707	616	618	661	660	589	2,044	1,910

Net premiums earned
Allstate brand	$622	$608	$599	$600	$591	$583	$583	$1,829	$1,757
Encompass brand	26	24	25	24	23	23	23	75	69
Esurance brand	-	1	-	-	-	-	-	1	-
	648	633	624	624	614	606	606	1,905	1,826
Incurred losses
Allstate brand	$351	$357	$355	$429	$416	$369	$314	$1,063	$1,099
Encompass brand	13	21	20	20	13	10	20	54	43
Esurance brand	-	1	-	-	-	-	-	1	-
	364	379	375	449	429	379	334	1,118	1,142
Expenses
Allstate brand	$189	$204	$207	$216	$182	$164	$178	$600	$524
Encompass brand	7	6	8	6	7	7	5	21	19
Esurance brand	-	1	-	-	-	-	-	1	-
	196	211	215	222	189	171	183	622	543
Underwriting income
Allstate brand	$82	$47	$37	$(45)	$(7)	$50	$91	$166	$134
Encompass brand	6	(3)	(3)	(2)	3	6	(2)	-	7
Esurance brand	-	(1)	-	-	-	-	-	(1)	-
	88	43	34	(47)	(4)	56	89	165	141
Loss ratio
Allstate brand	56.4	58.7	59.3	71.5	70.4	63.3	53.9	58.1	62.6
Encompass brand	50.0	87.5	80.0	83.3	56.5	43.5	87.0	72.0	62.3
Esurance brand	-	100.0	-	-	-	-	-	100.0	-
Allstate Protection	56.2	59.9	60.1	71.9	69.9	62.6	55.1	58.7	62.6
Expense ratio
Allstate brand	30.4	33.6	34.5	36.0	30.8	28.1	30.5	32.8	29.8
Encompass brand	26.9	25.0	32.0	25.0	30.5	30.4	21.7	28.0	27.6
Esurance brand	-	100.0	-	-	-	-	-	100.0	-
Allstate Protection	30.2	33.3	34.5	35.6	30.8	28.2	30.2	32.6	29.7
Combined ratio
Allstate brand	86.8	92.3	93.8	107.5	101.2	91.4	84.4	90.9	92.4
Encompass brand	76.9	112.5	112.0	108.3	87.0	73.9	108.7	100.0	89.9
Esurance brand	-	200.0	-	-	-	-	-	200.0	-
Allstate Protection	86.4	93.2	94.6	107.5	100.7	90.8	85.3	91.3	92.3
Effect of catastrophe losses on combined ratio
Allstate brand	-	6.3	2.7	18.0	3.6	7.2	2.9	3.0	4.6
Encompass brand	(3.8)	12.5	8.0	20.8	-	-	-	5.3	-
Esurance brand	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(0.5)	0.2	(2.0)	3.2	2.7	(2.9)	(6.7)	(0.8)	(2.3)
Encompass brand	(11.5)	8.3	12.0	(8.3)	(4.3)	(21.7)	(4.3)	2.7	(10.1)
Esurance brand	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Allstate brand	1.0	0.7	1.0	1.0	1.0	1.2	1.2	0.9	1.1

(1)            Other personal lines include commercial, renters, condominium, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY POLICIES IN FORCE AND OTHER STATISTICS

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2012	2012	2012	2012

Policies in Force (in thousands) (1)

Allstate brand
Allstate Auto Home and Agencies
Standard auto	17,015	16,938	16,850	16,929	16,941	17,046	17,080
Non-standard auto	479	498	509	508	528	551	570
Auto	17,494	17,436	17,359	17,437	17,469	17,597	17,650
Homeowners	5,828	5,852	5,895	5,974	6,042	6,147	6,259

Canada
Standard auto	634	614	592	580	569	555	541
Non-standard auto	45	47	48	49	49	49	48
Homeowners	249	245	241	239	235	232	230
Involuntary auto	7	9	9	10	10	10	11
Other personal lines	118	116	115	113	112	110	108
	1,053	1,031	1,005	991	975	956	938
Involuntary auto	21	24	25	27	28	29	28
Excess and surplus	20	18	15	13	12	10	9
	24,416	24,361	24,299	24,442	24,526	24,739	24,884
Emerging Businesses (2)
Renters	1,309	1,304	1,304	1,303	1,300	1,283	1,275
Condominium	615	614	614	616	615	616	615
Landlord	742	744	748	752	754	758	764
Other property	1,202	1,204	1,209	1,223	1,230	1,238	1,245
Specialty property	3,868	3,866	3,875	3,894	3,899	3,895	3,899
Standard auto	1,012	994	955	950	953	937	901
Non-standard auto	62	64	66	68	70	73	75
Specialty auto	1,074	1,058	1,021	1,018	1,023	1,010	976
Consumer household	4,942	4,924	4,896	4,912	4,922	4,905	4,875
Commercial lines	295	291	286	283	290	283	281
Allstate Roadside Services	996	997	1,001	1,009	1,025	1,035	1,045
	6,233	6,212	6,183	6,204	6,237	6,223	6,201
Total Allstate brand	30,649	30,573	30,482	30,646	30,763	30,962	31,085
Encompass brand
Standard auto	742	728	714	708	697	687	676
Homeowners	350	341	333	327	320	314	309
Specialty auto	25	24	23	23	22	22	21
Specialty property	121	120	117	116	114	112	111
Involuntary auto	3	4	4	4	5	5	5
Total Encompass brand	1,241	1,217	1,191	1,178	1,158	1,140	1,122

Esurance brand
Standard auto	1,254	1,207	1,151	1,029	962	892	849
Other personal lines (3)	16	11	7	2	-	-	-
Total Esurance brand	1,270	1,218	1,158	1,031	962	892	849

Total Policies in Force	33,160	33,008	32,831	32,855	32,883	32,994	33,056

Other Customer Relationships
Good Hands Roadside Members (in thousands) (4)	1,439	1,272	1,099	870	758	656	569

Non-Proprietary Premiums ($ in millions)
Ivantage (5)	$1,389	$1,363	$1,310	$1,300	$1,278	$1,243	$1,203
Answer Financial (6)	122	111	126	114	109	104	115

(1)

Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (guaranteed automobile protection and vehicle service products sold primarily through auto dealers) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not available.  Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)

Emerging Businesses policies in force include statistics for Consumer Household (specialty auto products including motorcycle, trailer, motor home and off-road vehicle insurance policies and specialty property products including renter, landlord, boat, umbrella, manufactured home and condominium insurance policies), Commercial Lines (commercial products for small business owners) and Allstate Roadside Services (roadside assistance products sold by Allstate Motor Club).

(3)	Other personal lines include renter and motorcycle insurance policies for Esurance.
(4)	Membership provides pay on demand access to roadside services. Fees for three months ended September 30, 2013 were $197 thousand.
(5)

Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Premiums under management are recognized on a one month delay. Premiums are estimates and are reported by entities which have brokering arrangements with Allstate. Fees for the three months ended September 30, 2013 were $17.0 million.

(6)	Represents non-proprietary premiums written for the period. Fees for the three months ended September 30, 2013 were $15.3 million.

THE ALLSTATE CORPORATION

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

New Issued Applications (in thousands) (2)
Standard auto	563	529	497	445	460	458	463	1,589	1,381
Non-standard auto	60	58	73	53	56	58	79	191	193
Auto	623	587	570	498	516	516	542	1,780	1,574
Homeowners	169	157	113	109	116	116	101	439	333
Average Premium - Gross Written ($) (3)
Standard auto	459	458	457	455	450	447	447	458	448
Non-standard auto	601	606	601	605	596	601	598	603	598
Auto	463	462	462	460	455	452	452	462	453
Homeowners	1,132	1,123	1,115	1,104	1,096	1,080	1,065	1,124	1,081
Average Premium - Net Earned ($) (4)
Standard auto	443	442	439	437	433	433	431	441	432
Non-standard auto	546	549	550	544	538	545	542	548	542
Auto	446	445	442	440	436	437	434	444	436
Homeowners	1,034	999	983	973	949	925	904	1,005	926
Renewal Ratio (%) (5)
Standard auto	89.7	89.7	89.3	89.0	89.0	89.0	88.7	89.6	88.9
Non-standard auto	70.0	71.0	70.7	70.6	70.1	71.2	69.1	70.6	70.1
Auto	89.1	89.1	88.7	88.4	88.3	88.3	88.0	89.0	88.2
Homeowners	87.8	87.3	87.0	87.5	87.2	87.0	87.4	87.4	87.2
Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	1.6	(0.5)	(1.5)	(2.1)	(1.2)	1.9	(2.1)	(0.2)	(0.5)
Non-standard auto	0.7	1.4	(2.7)	(4.0)	1.3	3.2	(1.0)	(0.2)	1.2
Auto	1.3	(0.7)	(1.9)	(2.4)	(1.4)	1.6	(2.5)	(0.4)	(0.8)
Property Damage Claim Frequency
(% change year-over-year)
Standard auto	1.1	0.1	(0.2)	(3.7)	(1.2)	1.4	(4.1)	0.4	(1.3)
Non-standard auto	2.7	2.6	(0.7)	(3.7)	(1.9)	0.9	(1.2)	1.4	(0.7)
Auto	1.0	0.1	(0.4)	(3.9)	(1.4)	1.1	(4.3)	0.2	(1.5)
Auto Paid Severity
(% change year-over-year)
Bodily injury	2.7	4.3	7.4	5.2	6.8	3.4	1.2	4.8	3.8
Property damage	0.6	3.7	(1.0)	0.4	3.9	3.0	4.6	1.1	3.9
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(0.8)	0.2	1.1	(10.0)	(11.4)	(6.7)	(4.8)	0.2	(7.9)
Claim severity	(3.0)	0.5	(0.5)	6.0	5.8	2.0	(0.4)	(1.0)	2.6

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, specialty auto and excess and surplus lines.
(2)

New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection market segment. Does not include automobiles that are added by existing customers.

(3)

Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4)

Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)	Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Nine months ended September 30, 2013

							Premium rate changes (3)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$95	$52	54.7%	$(1)	-1.1%
Other hurricane exposure states	2,554	1,349	52.8%	419	16.4%
Total hurricane exposure states (2)	2,649	1,401	52.9%	418	15.8%		15	5.5%
Other catastrophe exposure states	2,276	1,436	63.1%	488	21.4%		18	5.5%

Total	$4,925	$2,837	57.6%	$906	18.4%	61	33	5.5%

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE LOSSES BY MARKET SEGMENT

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Allstate brand
Standard auto	$35	$76	$42	$365	$49	$153	$48	$153	$250
Non-standard auto	-	3	1	1	2	3	-	4	5
Auto	35	79	43	366	51	156	48	157	255

Homeowners	74	496	284	485	117	597	186	854	900
Other personal lines	-	38	16	108	21	42	17	54	80
Total Allstate Brand	109	613	343	959	189	795	251	1,065	1,235

Encompass brand
Standard auto	3	1	(1)	15	2	4	1	3	7
Non-standard auto	-	-	-	-	-	-	-	-	-
Auto	3	1	(1)	15	2	4	1	3	7

Homeowners	15	25	12	76	13	14	6	52	33
Other personal lines	(1)	3	2	5	-	-	-	4	-
Total Encompass Brand	17	29	13	96	15	18	7	59	40

Esurance brand
Standard auto	2	5	3	6	2	6	1	10	9
Other personal lines	-	-	-	-	-	-	-		-
Total Esurance Brand	2	5	3	6	2	6	1	10	9

Allstate Protection	$128	$647	$359	$1,061	$206	$819	$259	$1,134	$1,284

Allstate Protection
Standard auto	$40	$82	$44	$386	$53	$163	$50	$166	$266
Non-standard auto	-	3	1	1	2	3	-	4	5
Auto	40	85	45	387	55	166	50	170	271

Homeowners	89	521	296	561	130	611	192	906	933
Other personal lines	(1)	41	18	113	21	42	17	58	80

	$128	$647	$359	$1,061	$206	$819	$259	$1,134	$1,284

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
2004	1.6	3.8	26.0	6.2	9.5	$25,989	$2,468	$467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	-	5.5	20,604	1,134	1,228	6.0

Average	4.8	10.6	16.4	6.8	9.7				5.9

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended September 30, 2013
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	-	-	-	-	-	-
$50 million to $100 million	1	3.8	56	43.8	0.8	56
Less than $50 million	25	96.2	140	109.4	2.0	6
Total	26	100.0%	196	153.2	2.8	8
Prior year reserve reestimates			(34)	(26.6)	(0.5)
Prior quarter reserve reestimates			(34)	(26.6)	(0.5)
Total catastrophe losses			$128	100.0%	1.8

Nine months ended September 30, 2013
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	2	3.3	300	26.5	1.4	150
$50 million to $100 million	5	8.2	389	34.3	1.9	78
Less than $50 million	54	88.5	529	46.6	2.6	10
Total	61	100.0%	1,218	107.4	5.9	20
Prior year reserve reestimates			(84)	(7.4)	(0.4)
Total catastrophe losses			$1,134	100.0%	5.5

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Prior Year Reserve Reestimates (1)

Auto	$(44)	$(79)	$(70)	$(100)	$(134)	$(83)	$(48)	$(193)	$(265)
Homeowners	(51)	15	41	(74)	(72)	(56)	(119)	5	(247)
Other personal lines	(6)	3	(9)	17	15	(22)	(40)	(12)	(47)

Allstate Protection	(101)	(61)	(38)	(157)	(191)	(161)	(207)	(200)	(559)

Discontinued Lines and Coverages	135	3	3	3	42	3	3	141	48

Property-Liability	$34	$(58)	$(35)	$(154)	$(149)	$(158)	$(204)	$(59)	$(511)

Allstate brand (2)	$(86)	$(57)	$(36)	$(134)	$(181)	$(151)	$(205)	$(179)	$(537)
Encompass brand (2)	(15)	(4)	(2)	(23)	(10)	(10)	(2)	(21)	(22)
Esurance brand	-	-	-	-	-	-	-	-	-

Allstate Protection (2)	$(101)	$(61)	$(38)	$(157)	$(191)	$(161)	$(207)	$(200)	$(559)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)(3)

Auto	(0.6)	(1.2)	(1.0)	(1.5)	(2.0)	(1.3)	(0.7)	(0.9)	(1.4)
Homeowners	(0.7)	0.2	0.6	(1.1)	(1.1)	(0.8)	(1.8)	-	(1.2)
Other personal lines	(0.1)	0.1	(0.2)	0.3	0.2	(0.3)	(0.6)	(0.1)	(0.2)

Allstate Protection	(1.4)	(0.9)	(0.6)	(2.3)	(2.9)	(2.4)	(3.1)	(1.0)	(2.8)

Discontinued Lines and Coverages	1.9	0.1	-	-	0.7	-	-	0.7	0.2

Property-Liability	0.5	(0.8)	(0.6)	(2.3)	(2.2)	(2.4)	(3.1)	(0.3)	(2.6)

Allstate brand	(1.2)	(0.8)	(0.5)	(2.0)	(2.7)	(2.3)	(3.1)	(0.9)	(2.7)
Encompass brand	(0.2)	(0.1)	(0.1)	(0.3)	(0.2)	(0.1)	-	(0.1)	(0.1)
Esurance brand	-	-	-	-	-	-	-	-	-

Allstate Protection	(1.4)	(0.9)	(0.6)	(2.3)	(2.9)	(2.4)	(3.1)	(1.0)	(2.8)

(1)                 Favorable reserve reestimates are shown in parentheses.

(2)                 Favorable reserve reestimates included in catastrophe losses for Allstate Brand, Encompass Brand and Allstate Protection totaled $33 million, $1 million and $34 million and $64 million, $12 million and $76 million, respectively, in the three months ended September 30, 2013 and 2012, respectively.  Favorable reserve reestimates included in catastrophe losses for Allstate Brand, Encompass Brand and Allstate Protection totaled $79 million, $5 million and $84 million and $310 million, $20 million and $330 million, respectively, in the nine months ended September 30, 2013 and 2012, respectively.

(3)                 Calculated using Property-Liability premiums earned for the respective period.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended			Twelve months ended December 31,

	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2012	2011	2010	2009	2008
(net of reinsurance)

Asbestos claims
Beginning reserves	$973	$1,004	$1,026	$1,078	$1,100	$1,180	$1,228	$1,302
Incurred claims and claims expense	74	-	-	26	26	5	(8)	8
Claims and claims expense paid	(14)	(31)	(22)	(78)	(48)	(85)	(40)	(82)
Ending reserves	$1,033	$973	$1,004	$1,026	$1,078	$1,100	$1,180	$1,228

Claims and claims expense paid as a percent of ending reserves	1.4%	3.2%	2.2%	7.6%	4.5%	7.7%	3.4%	6.7%

Environmental claims
Beginning reserves	$189	$192	$193	$185	$201	$198	$195	$232
Incurred claims and claims expense	30	-	-	22	-	18	13	-
Claims and claims expense paid	(6)	(3)	(1)	(14)	(16)	(15)	(10)	(37)
Ending reserves	$213	$189	$192	$193	$185	$201	$198	$195

Claims and claims expense paid as a percent of ending reserves	2.8%	1.6%	0.5%	7.3%	8.6%	7.5%	5.1%	19.0%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Premiums	$306	$307	$303	$299	$291	$291	$287	$916	$869
Contract charges	278	272	276	267	272	268	266	826	806
Net investment income	633	633	635	665	632	663	687	1,901	1,982
Periodic settlements and accruals on non-hedge derivative instruments	2	5	10	10	15	15	15	17	45
Contract benefits	(498)	(471)	(458)	(464)	(453)	(462)	(439)	(1,427)	(1,354)
Interest credited to contractholder funds	(302)	(315)	(336)	(347)	(357)	(362)	(368)	(953)	(1,087)
Amortization of deferred policy acquisition costs	(109)	(65)	(76)	(71)	(117)	(76)	(86)	(250)	(279)
Operating costs and expenses	(132)	(140)	(148)	(152)	(147)	(135)	(142)	(420)	(424)
Restructuring and related charges	(4)	(1)	(2)	-	-	-	-	(7)	-
Income tax expense on operations	(47)	(68)	(60)	(63)	(39)	(64)	(70)	(175)	(173)

Operating income	127	157	144	144	97	138	150	428	385

Realized capital gains and losses, after-tax	(12)	37	12	37	(36)	5	(14)	37	(45)
Valuation changes on embedded derivatives that are not hedged, after-tax	(10)	3	(6)	(6)	97	(3)	(6)	(13)	88
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	1	(4)	1	(4)	(28)	-	(10)	(2)	(38)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	7	-	-	-	4	-	-	7	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(1)	(4)	(6)	(7)	(9)	(10)	(10)	(11)	(29)
(Loss) gain on disposition of operations, after-tax	(472)	1	1	2	6	2	2	(470)	10

Net (loss) income available to common shareholders	$(360)	$190	$146	$166	$131	$132	$112	$(24)	$375

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2012	2012	2012	2012
Return on Attributed Equity

Numerator:

Net income available to common shareholders(1)	$142	$633	$575	$541	$510	$571	$600

Denominator:

Beginning attributed equity (2)	$8,291	$7,737	$7,475	$7,230	$7,044	$6,868	$6,568
Ending attributed equity	7,819	8,224	8,617	8,446	8,291	7,737	7,475

Average attributed equity (3)	$8,055	$7,981	$8,046	$7,838	$7,668	$7,303	$7,022

Return on attributed equity	1.8%	7.9%	7.1%	6.9%	6.7%	7.8%	8.5%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$572	$542	$523	$529	$515	$547	$544

Denominator:

Beginning attributed equity (2)	$8,291	$7,737	$7,475	$7,230	$7,044	$6,868	$6,568
Unrealized net capital gains and losses	1,666	1,240	1,073	842	776	792	656
Adjusted ending attributed equity	6,625	6,497	6,402	6,388	6,268	6,076	5,912

Ending attributed equity	7,819	8,224	8,617	8,446	8,291	7,737	7,475
Unrealized net capital gains and losses	1,076	1,120	1,702	1,678	1,666	1,240	1,073
Adjusted ending attributed equity	6,743	7,104	6,915	6,768	6,625	6,497	6,402

Average adjusted attributed equity (3)	$6,684	$6,801	$6,659	$6,578	$6,447	$6,287	$6,157

Operating income return on attributed equity	8.6%	8.0%	7.9%	8.0%	8.0%	8.7%	8.8%

(1)                 Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)                 Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for American Heritage Life Investment Corporation.

(3)                 Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$120	$119	$116	$123	$117	$117	$113	$355	$347
Accident and health insurance premiums	180	179	180	167	164	160	162	539	486
Interest-sensitive life insurance contract charges	272	268	273	265	267	263	260	813	790
	572	566	569	555	548	540	535	1,707	1,623
Annuities
Immediate annuities with life contingencies premiums	6	9	7	9	10	14	12	22	36
Other fixed annuity contract charges	6	4	3	2	5	5	6	13	16
	12	13	10	11	15	19	18	35	52
Total	$584	$579	$579	$566	$563	$559	$553	$1,742	$1,675

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$283	$281	$276	$278	$261	$272	$266	$840	$799
Workplace enrolling agents	195	189	188	180	174	170	170	572	514
Other (2)	106	109	115	108	128	117	117	330	362
Total	$584	$579	$579	$566	$563	$559	$553	$1,742	$1,675

PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE(3)

Underwritten Products
Traditional life insurance premiums	$4	$6	$5	$7	$7	$10	$6	$15	$23
Accident and health insurance premiums	6	5	6	6	6	6	6	17	18
Interest-sensitive life insurance contract charges	71	70	74	69	80	64	67	215	211
	81	81	85	82	93	80	79	247	252
Annuities
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	2	1	2	1	2	2	2	5	6
	2	1	2	1	2	2	2	5	6
Total	$83	$82	$87	$83	$95	$82	$81	$252	$258

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(4)

Allstate agencies (1)	35,537	34,074	36,421	50,428	32,076	30,544	29,714	106,032	92,334
Other	447	618	879	1,006	766	780	876	1,944	2,422
Total	35,984	34,692	37,300	51,434	32,842	31,324	30,590	107,976	94,756

ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (5)	$59	$64	$52	$136	$62	$59	$53	$175	$174

(1)                 Includes products directly sold through call centers and internet.

(2)                 Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.

(3)                 Amounts are included in counts above

(4)                 Excludes Allstate Benefits and non-proprietary products.

(5)                 New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Beginning balance	$36,357	$38,807	$39,319	$40,110	$40,832	$41,603	$42,332	$39,319	$42,332

Deposits
Fixed annuities	218	281	287	318	272	185	153	786	610
Interest-sensitive life insurance	330	328	386	357	323	335	332	1,044	990
Total deposits	548	609	673	675	595	520	485	1,830	1,600

Interest credited	321	314	350	362	213	369	379	985	961

Benefits, withdrawals, maturities and other adjustments
Benefits	(392)	(399)	(395)	(434)	(341)	(331)	(357)	(1,186)	(1,029)
Surrenders and partial withdrawals	(807)	(845)	(891)	(1,157)	(941)	(949)	(943)	(2,543)	(2,833)
Maturities of and interest payments on institutional products	(1)	(1,797)	(1)	(48)	(1)	(88)	(1)	(1,799)	(90)
Contract charges	(279)	(274)	(277)	(272)	(264)	(266)	(264)	(830)	(794)
Net transfers from separate accounts	2	5	1	4	3	2	2	8	7
Other adjustments	10	(63)	28	79	14	(28)	(30)	(25)	(44)
Total benefits, withdrawals, maturities and other adjustments	(1,467)	(3,373)	(1,535)	(1,828)	(1,530)	(1,660)	(1,593)	(6,375)	(4,783)

Contractholder funds classified as held for sale	(11,283)	-	-	-	-	-	-	(11,283)	-

Ending balance	$24,476	$36,357	$38,807	$39,319	$40,110	$40,832	$41,603	$24,476	$40,110

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Benefit spread
Premiums	$306	$307	$303	$299	$291	$291	$287	$916	$869
Cost of insurance contract charges (1)	182	179	180	173	180	173	170	541	523
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(365)	(341)	(325)	(331)	(318)	(326)	(305)	(1,031)	(949)
Total benefit spread	123	145	158	141	153	138	152	426	443

Investment spread
Net investment income	633	633	635	665	632	663	687	1,901	1,982
Implied interest on immediate annuities with life contingencies (2)	(133)	(130)	(133)	(133)	(135)	(136)	(134)	(396)	(405)
Interest credited to contractholder funds	(317)	(311)	(345)	(357)	(215)	(366)	(378)	(973)	(959)
Total investment spread	183	192	157	175	282	161	175	532	618

Surrender charges and contract maintenance expense fees (1)	96	93	96	94	92	95	96	285	283
Realized capital gains and losses	(16)	57	19	56	(56)	8	(21)	60	(69)
Amortization of deferred policy acquisition costs	(97)	(71)	(75)	(77)	(146)	(77)	(101)	(243)	(324)
Operating costs and expenses	(132)	(140)	(148)	(152)	(147)	(135)	(142)	(420)	(424)
Restructuring and related charges	(4)	(1)	(2)	-	-	-	-	(7)	-
(Loss) gain on disposition of operations	(646)	1	2	3	9	3	3	(643)	15
Income tax benefit (expense)	133	(86)	(61)	(74)	(56)	(61)	(50)	(14)	(167)

Net (loss) income available to common shareholders	$(360)	$190	$146	$166	$131	$132	$112	$(24)	$375

Benefit spread by product group
Life insurance	$60	$75	$86	$79	$90	$87	$91	$221	$268
Accident and health insurance	85	86	89	82	76	72	73	260	221
Annuities	(22)	(16)	(17)	(20)	(13)	(21)	(12)	(55)	(46)
Total benefit spread	$123	$145	$158	$141	$153	$138	$152	$426	$443

Investment spread by product group
Annuities and institutional products	$100	$88	$59	$85	$39	$71	$97	$247	$207
Life insurance	25	25	27	21	23	20	18	77	61
Accident and health insurance	6	7	6	6	7	6	6	19	19
Net investment income on investments supporting capital	69	67	74	72	64	68	64	210	196
Investment spread before valuation changes on embedded derivatives that are not hedged	200	187	166	184	133	165	185	553	483
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(17)	5	(9)	(9)	149	(4)	(10)	(21)	135
Total investment spread	$183	$192	$157	$175	$282	$161	$175	$532	$618

(1) Reconciliation of contract charges
Cost of insurance contract charges	$182	$179	$180	$173	$180	$173	$170	$541	$523
Surrender charges and contract maintenance expense fees	96	93	96	94	92	95	96	285	283
Total contract charges	$278	$272	$276	$267	$272	$268	$266	$826	$806

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(365)	$(341)	$(325)	$(331)	$(318)	$(326)	$(305)	$(1,031)	$(949)
Implied interest on immediate annuities with life contingencies	(133)	(130)	(133)	(133)	(135)	(136)	(134)	(396)	(405)
Total contract benefits	$(498)	$(471)	$(458)	$(464)	$(453)	$(462)	$(439)	$(1,427)	$(1,354)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended September 30, 2013(1)			Three months ended September 30, 2012

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average

	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.0%	3.8%	1.2%	5.3%	4.0%	1.3%

Deferred fixed annuities and institutional products	4.8	2.9	1.9	4.6	3.2	1.4

Immediate fixed annuities with and without life contingencies	6.9	6.0	0.9	6.1	6.1	-

Investments supporting capital, traditional life and other products	4.0	n/a	n/a	3.8	n/a	n/a

	Nine months ended September 30, 2013(1)				Nine months ended September 30, 2012

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average

	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.1%	3.8%	1.3%	5.2%	4.0%	1.2%

Deferred fixed annuities and institutional products	4.7	3.0	1.7	4.6	3.2	1.4

Immediate fixed annuities with and without life contingencies	6.6	6.0	0.6	6.9	6.1	0.8

Investments supporting capital, traditional life and other products	3.9	n/a	n/a	4.0	n/a	n/a

(1)   For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale are included.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of September 30, 2013		Twelve months ended September 30, 2013	Twelve months ended
				Sept.	June	March	Dec.	Sept.	June	March
		Attributed equity		2013	2013	2013	2012	2012	2012	2012
	Reserves and	excluding unrealized		Operating income return
	Contractholder funds(7)	capital gains/losses (3)(4)	Operating income (5)	on attributed equity (%)
Underwritten products
Life insurance	$14,492	$2,947	$223	8.1%	8.6%	8.9%	9.0%	9.0%	10.8%	11.3%
Accident and health insurance	2,108	632	95	15.5	15.5	13.5	12.7	16.6	16.3	15.9
Subtotal	16,600	3,579	318	9.4	9.8	9.8	9.7	10.6	11.9	12.2
Annuities and institutional products:
Deferred Annuities	20,663	1,955	233	12.0	11.3	10.9	9.8	9.1	9.2	9.2
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,076	1,099	(13)	(1.3)	(1.8)	(1.9)	(0.7)	(0.7)	(0.7)	(1.0)
Standard structured settlements and SPIA (2)	7,549	570	40	7.4	5.5	5.1	9.0	5.3	5.3	5.7
Subtotal	12,625	1,669	27	1.6	0.7	0.4	2.4	1.1	1.1	0.9
Institutional products	90	15	(6)
Subtotal	33,378	3,639	254	7.1	6.2	6.0	6.5	5.7	5.9	5.9
Loss on sale of Lincoln Benefit Life Company	-	(475)	-
Total Allstate Financial (6)	$49,978	$6,743	$572	8.6	8.0	7.9	8.0	8.0	8.7	8.8

	Nine months ended September 30, 2013
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$164	$76	$188	$428
Realized capital gains and losses, after-tax	(10)	(1)	48	37
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(13)	(13)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	-	(1)	(2)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	(1)	-	8	7
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	(12)	(11)
(Loss) gain on disposition of operations, after-tax	(1)	-	6	5
Loss on sale of Lincloln Benefit Life Company	-	-	-	(475)
Net loss available to common shareholders	$152	$75	$224	$(24)

(1)              Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)              Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)              Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for American Heritage Life Investment Corporation.

(4)              Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk.  Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital.  Statutory capital is adjusted for appropriate GAAP accounting differences.  Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)              Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

(6)              Reserves and contractholder funds included with the sale of Lincoln Benefit Life Company transaction and the attributed equity comprise 27% of life insurance and 37% of deferred annuity. Accident and health insurance reserves (long-term care) included with the sale have attributed equity of approximately $26 million and are mostly reinsured with a third party. A summary of assets and liabilities held for sale is included in Note 3 to the condensed consolidated financial statements in the third quarter 2013 Form 10-Q.

(7)              Includes reserves and contractholder funds classified as held for sale.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1)

(in thousands)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2012	2012	2012	2012
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT

Underwritten products
Life insurance	2,572	2,574	2,572	2,566	2,564	2,573	2,577
Accident and health insurance	2,322	2,322	2,338	2,117	2,114	2,094	2,077
	4,894	4,896	4,910	4,683	4,678	4,667	4,654

Annuities
Deferred annuities	353	362	373	385	398	408	421
Immediate annuities	112	113	114	114	115	115	115
	465	475	487	499	513	523	536

Total	5,359	5,371	5,397	5,182	5,191	5,190	5,190

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS

Allstate Agencies (2)	1,938	1,936	1,930	1,929	1,924	1,925	1,925
Allstate Benefits	2,741	2,741	2,757	2,528	2,524	2,506	2,490
Other (3)	680	694	710	725	743	759	775

Total	5,359	5,371	5,397	5,182	5,191	5,190	5,190

INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE (4)

Life insurance	148	150	152	155	156	158	160
Deferred annuities	132	138	144	151	156	161	168

Total	280	288	296	306	312	319	328

(1)

Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Also excluded are long-term care contracts for which the morbidity risk is 100% reinsured.  Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

(2)	Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.
(3)	Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers.
(4)	Amounts are included in counts above.

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net investment income	$8	$8	$7	$6	$9	$11	$11	$23	$31
Operating costs and expenses (1)	(159)	(106)	(95)	(96)	(90)	(107)	(86)	(360)	(283)
Income tax benefit on operations	58	37	35	35	34	33	34	130	101
Preferred stock dividends	(6)	-	-	-	-	-	-	(6)	-

Operating loss	(99)	(61)	(53)	(55)	(47)	(63)	(41)	(213)	(151)

Realized capital gains and losses, after-tax	1	-	-	3	-	-	-	1	-
Loss on extinguishment of debt, after-tax	(6)	(312)	-	-	-	-	-	(318)	-
Postretirement benefits curtailment gain, after-tax	118	-	-	-	-	-	-	118	-
Net income (loss) available to common shareholders	$14	$(373)	$(53)	$(52)	$(47)	$(63)	$(41)	$(412)	$(151)

(1) Includes pension settlement loss of $76 million recorded for the three months ended September 30, 2013.

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2013	2013	2013	2012	2012	2013(1)	2013	2013	2012	2012

Fixed income securities, at fair value:
Tax-exempt	$5,484	$5,754	$6,470	$7,419	$8,002	$1	$2	$2	$3	$28
Taxable	22,920	22,359	22,635	22,262	21,787	30,216	41,347	45,176	45,793	46,317
Equity securities, at fair value	4,156	3,932	4,037	3,671	3,660	656	573	402	366	216
Mortgage loans	431	479	488	493	498	4,386	5,934	5,946	6,077	6,406
Limited partnership interests	3,043	2,991	2,994	2,991	3,106	2,044	1,946	1,933	1,924	1,860
Short-term, at fair value	1,056	1,182	1,171	912	756	629	821	1,391	907	1,320
Other	1,102	813	600	467	200	1,672	1,958	2,003	1,929	2,008
Total	$38,192	$37,510	$38,395	$38,215	$38,009	$39,604	$52,581	$56,853	$56,999	$58,155

Fixed income securities, at amortized cost:
Tax-exempt	$5,367	$5,617	$6,168	$7,061	$7,616	$1	$2	$2	$3	$28
Taxable	22,464	21,930	21,721	21,311	20,752	28,648	39,371	41,582	42,043	42,495
Ratio of fair value to amortized cost	102.1%	102.1%	104.4%	104.6%	105.0%	105.5%	105.0%	108.6%	108.9%	109.0%
Equity securities, at cost	$3,769	$3,702	$3,449	$3,250	$3,271	$601	$535	$328	$327	$158
Short-term, at amortized cost	1,056	1,182	1,171	912	756	629	821	1,391	907	1,320

	CORPORATE AND OTHER					CONSOLIDATED

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept 30,
	2013	2013	2013	2012	2012	2013	2013	2013	2012	2012

Fixed income securities, at fair value:
Tax-exempt	$576	$578	$604	$616	$724	$6,061	$6,334	$7,076	$8,038	$8,754
Taxable	1,098	999	919	924	871	54,234	64,705	68,730	68,979	68,975
Equity securities, at fair value	-	-	-	-	-	4,812	4,505	4,439	4,037	3,876
Mortgage loans	-	-	-	-	-	4,817	6,413	6,434	6,570	6,904
Limited partnership interests	4	4	4	7	8	5,091	4,941	4,931	4,922	4,974
Short-term, at fair value	1,009	643	607	517	749	2,694	2,646	3,169	2,336	2,825
Other	-	-	-	-	-	2,774	2,771	2,603	2,396	2,208
Total	$2,687	$2,224	$2,134	$2,064	$2,352	$80,483	$92,315	$97,382	$97,278	$98,516

Fixed income securities, at amortized cost:
Tax-exempt	$556	$558	$572	$580	$684	$5,924	$6,177	$6,742	$7,644	$8,328
Taxable	1,093	997	912	917	857	52,205	62,298	64,215	64,271	64,104
Ratio of fair value to amortized cost	101.5%	101.4%	102.6%	102.9%	103.5%	103.7%	103.7%	106.8%	107.1%	107.3%
Equity securities, at cost	$-	$-	$-	$-	$-	$4,370	$4,237	$3,777	$3,577	$3,429
Short-term, at amortized cost	1,009	643	607	517	749	2,694	2,646	3,169	2,336	2,825

(1)         Excludes investments classified as held for sale that totaled $12.2 billion as of September 30, 2013.

THE ALLSTATE CORPORATION

INVESTMENT PORTFOLIO DETAILS

($ in millions)

	Financial statement classification as of September 30, 2013

				Limited
	Fixed income	Equity	Mortgage	partnership	Short-
	securities	securities	loans	interests	term	Other	Total

Infrastructure and real assets
Infrastructure and real assets - debt (1)	$10,405	$-	$-	$-	$-	$-	$10,405
Infrastructure and real assets - equity	-	788	-	505	-	-	1,293
Infrastructure and real assets - other (2)	-	-	-	-	-	29	29
	10,405	788	-	505	-	29	11,727
Real estate
Real estate - debt	2,719	-	4,817	-	-	-	7,536
Real estate - equity	-	196	-	1,666	-	128	1,990
Tax credit funds	-	-	-	638	-	-	638
	2,719	196	4,817	2,304	-	128	10,164
Consumer goods (cyclical and non-cyclical) (1)	8,728	715	-	-	-	-	9,443
Banking & financial services
Banking	3,041	154	-	-	-	-	3,195
Financial services (1)	3,234	179	-	-	-	-	3,413
Credit card and student loan ABS	677	-	-	-	-	-	677
Consumer auto ABS	908	-	-	-	-	-	908
	7,860	333	-	-	-	-	8,193
Municipal - General obligation, revenue and taxable	9,611	-	-	-	-	-	9,611
Government & agencies
U.S. government and agencies	2,881	-	-	-	684	-	3,565
Foreign government	1,595	-	-	-	-	-	1,595
	4,476	-	-	-	684	-	5,160
Technology and communications
Communications	3,060	182	-	-	-	-	3,242
Technology	2,095	365	-	-	-	-	2,460
	5,155	547	-	-	-	-	5,702
Capital goods	4,420	248	-	-	-	-	4,668
Basic & other industries
Basic industry	2,479	170	-	-	-	-	2,649
Other industries (1)	738	-	-	-	-	-	738
	3,217	170	-	-	-	-	3,387
Transportation (1)	1,524	67	-	-	-	-	1,591
ABS other	1,836	-	-	-	-	-	1,836
Private equity	-	-	-	1,980	-	-	1,980
Emerging markets
Fixed income funds	-	536	-	-	-	-	536
Foreign government	344	-	-	-	-	-	344
Equity index based funds	-	649	-	-	-	-	649
	344	1,185	-	-	-	-	1,529
Other equity market index based funds	-	563	-	-	-	-	563
Other funds	-	-	-	302	-	-	302
Other (3)	-	-	-	-	2,010	2,617	4,627
Total investments	$60,295	$4,812	$4,817	$5,091	$2,694	$2,774	$80,483

(1)                 Includes municipal bonds

(2)                 Direct ownership of timber was previously reported as a limited partnership.

(3)                 Other includes derivatives, policy loans, agent loans, bank loans and short-term investments.

THE ALLSTATE CORPORATION

LIMITED PARTNERSHIP INVESTMENTS

($ in millions)

	As of or three months ended

	Sept. 30	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2012	2012	2012	2012
Investment position
Accounting basis
Cost method	$1,435	$1,441	$1,425	$1,406	$1,456	$1,363	$1,278
Equity method (1)	3,656	3,500	3,506	3,516	3,518	3,331	3,359
Total	$5,091	$4,941	$4,931	$4,922	$4,974	$4,694	$4,637

Cost method-fair value (2)	$1,806	$1,795	$1,748	$1,714	$1,756	$1,656	$1,534

Underlying investment
Private equity / debt funds	$2,485	$2,457	$2,423	$2,351	$2,300	$2,072	$1,995
Real estate funds	1,666	1,658	1,635	1,563	1,524	1,358	1,230
Other (3)	940	826	873	1,008	1,150	1,264	1,412
Total	$5,091	$4,941	$4,931	$4,922	$4,974	$4,694	$4,637

Segment
Property-Liability	$3,043	$2,991	$2,994	$2,991	$3,106	$2,877	$2,889
Allstate Financial	2,044	1,946	1,933	1,924	1,860	1,806	1,729
Corporate and Other	4	4	4	7	8	11	19
Total	$5,091	$4,941	$4,931	$4,922	$4,974	$4,694	$4,637

Total Income
Accounting basis
Cost method	$48	$45	$26	$58	$17	$23	$13
Equity method	58	81	81	52	5	84	96
Total	$106	$126	$107	$110	$22	$107	$109

Underlying investment
Private equity / debt funds	$68	$58	$68	$83	$18	$73	$72
Real estate funds	49	77	34	36	17	39	31
Other (3)	(11)	(9)	5	(9)	(13)	(5)	6
Total	$106	$126	$107	$110	$22	$107	$109

Segment
Property-Liability	$69	$89	$77	$68	$11	$68	$41
Allstate Financial	37	37	30	42	11	39	67
Corporate and Other	-	-	-	-	-	-	1
Total	$106	$126	$107	$110	$22	$107	$109

(1)                As of September 30, 2013, valuations of EMA limited partnerships include approximately $400 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2)                The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(3)                Includes tax credit and other funds.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	September 30, 2013			June 30, 2013			March 31, 2013

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$156	$2,881	105.7	$203	$3,204	106.8	$297	$4,257	107.5
Municipal	365	9,611	103.9	496	10,716	104.9	929	11,862	108.5
Corporate	1,412	39,697	103.7	1,647	47,616	103.6	3,300	49,567	107.1
Foreign government	108	1,939	105.9	125	2,224	106.0	200	2,365	109.2
Asset-backed securities (“ABS”)	32	3,421	100.9	9	3,476	100.3	18	3,597	100.5
Residential mortgage-backed securities (“RMBS”)	57	1,844	103.2	62	2,485	102.6	65	2,750	102.4
Commercial mortgage-backed securities (“CMBS”)	31	875	103.7	18	1,291	101.4	36	1,381	102.7
Redeemable preferred stock	5	27	122.7	4	27	117.4	4	27	117.4
Total fixed income securities	2,166	60,295	103.7	2,564	71,039	103.7	4,849	75,806	106.8

Equity securities	442	4,812	110.1	268	4,505	106.3	662	4,439	117.5
Short-term investments	-	2,694	100.0	-	2,646	100.0	-	3,169	100.0
Derivatives	(19)	217	n/a	(12)	200	n/a	(19)	223	n/a
EMA limited partnership interests (2)	(3)	n/a	n/a	-	n/a	n/a	8	n/a	n/a
Investments classified as held for sale	244	n/a	n/a	-	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,830			$2,820			$5,500

Amounts recognized for:
Insurance reserves (3)	-			(76)			(623)
DAC and DSI (4)	(189)			(199)			(404)
Amounts recognized	(189)			(275)			(1,027)
Deferred income taxes	(927)			(894)			(1,568)
Unrealized net capital gains and losses, after-tax	$1,714			$1,651			$2,905

	December 31, 2012			September 30, 2012			June 30, 2012

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$326	$4,713	107.4	$371	$4,772	108.4	$374	$5,246	107.7
Municipal	930	13,069	107.7	922	13,970	107.1	805	13,892	106.2
Corporate	3,594	48,537	108.0	3,810	48,154	108.6	3,025	47,254	106.8
Foreign government	227	2,517	109.9	240	2,255	111.9	227	2,169	111.7
ABS	1	3,624	100.0	(30)	3,673	99.2	(105)	3,949	97.4
RMBS	32	3,032	101.1	4	3,348	100.1	(212)	3,675	94.5
CMBS	(12)	1,498	99.2	(25)	1,530	98.4	(115)	1,716	93.7
Redeemable preferred stock	4	27	117.4	5	27	122.7	2	25	108.7
Total fixed income securities	5,102	77,017	107.1	5,297	77,729	107.3	4,001	77,926	105.4

Equity securities	460	4,037	112.9	447	3,876	113.0	251	3,681	107.3
Short-term investments	-	2,336	100.0	-	2,825	100.0	-	1,867	100.0
Derivatives	(22)	133	n/a	(19)	251	n/a	(16)	187	n/a
EMA limited partnership interests (2)	7	n/a	n/a	6	n/a	n/a	4	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	-	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$5,547			$5,731			$4,240

Amounts recognized for:
Insurance reserves (3)	(771)			(876)			(700)
DAC and DSI (4)	(412)			(420)			(352)
Amounts recognized	(1,183)			(1,296)			(1,052)
Deferred income taxes	(1,530)			(1,555)			(1,118)
Unrealized net capital gains and losses, after-tax	$2,834			$2,880			$2,070

(1)                The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)                Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)                The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)                The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012
NET INVESTMENT INCOME
Fixed income securities	$721	$740	$762	$793	$817	$818	$806	$2,223	$2,441
Equity securities	30	39	25	53	29	24	21	94	74
Mortgage loans	99	93	98	97	92	92	93	290	277
Limited partnership interests	106	126	107	110	22	107	109	339	238
Short-term	1	1	2	2	2	1	1	4	4
Other	44	39	37	35	33	34	30	120	97
Sub-total	1,001	1,038	1,031	1,090	995	1,076	1,060	3,070	3,131
Less: Investment expense	(51)	(54)	(48)	(57)	(55)	(50)	(49)	(153)	(154)
Net investment income	$950	$984	$983	$1,033	$940	$1,026	$1,011	$2,917	$2,977

PRE-TAX YIELDS (1)
Fixed income securities	4.2%	4.2%	4.3%	4.4%	4.5%	4.4%	4.4%	4.2%	4.4%
Equity securities	2.8	3.9	2.8	6.1	3.4	2.8	2.2	3.1	2.7
Mortgage loans	6.2	5.8	6.0	5.7	5.4	5.2	5.2	6.0	5.3
Limited partnership interests	8.6	10.2	8.7	8.9	1.8	9.2	9.3	9.1	6.7
Total portfolio	4.5	4.6	4.5	4.7	4.3	4.6	4.6	4.5	4.5

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(18)	$(33)	$(10)	$(54)	$(43)	$(49)	$(39)	$(61)	$(131)
Change in intent write-downs	(70)	(27)	(27)	-	(3)	(1)	(44)	(124)	(48)
Net other-than-temporary impairment
losses recognized in earnings	(88)	(60)	(37)	(54)	(46)	(50)	(83)	(185)	(179)
Sales	59	408	172	261	(24)	70	229	639	275
Valuation of derivative instruments	-	3	(4)	(12)	-	(10)	11	(1)	1
Settlements of derivative instruments	(12)	11	-	9	(2)	17	11	(1)	26
Total	$(41)	$362	$131	$204	$(72)	$27	$168	$452	$123

TOTAL RETURN ON INVESTMENT PORTFOLIO (2)	1.0%	(1.5)%	1.2%	1.1%	2.4%	1.8%	2.0%	0.7%	6.3%

AVERAGE INVESTMENT BALANCES (in billions) (3)	$83.7	$90.7	$91.8	$92.2	$92.9	$93.2	$93.1	$87.7	$93.0

(1)                Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses and include investments classified as held for sale.  Excluding investments classified as held for sale, pre-tax yield was 4.4% for the three months ended September 30, 2013.

(2)                Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. For purposes of the total return calculation, investments classified as held for sale are included.  Excluding investments classified as held for sale, total return on investment portfolio was 0.9% for the three months ended September 30, 2013.

(3)                Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded and investments classified as held for sale are included.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$44	$53	$61	$71	$81	$82	$87	$158	$250
Taxable	175	178	188	188	194	192	178	541	564
Equity securities	26	36	23	49	28	22	19	85	69
Mortgage loans	6	5	5	5	5	5	6	16	16
Limited partnership interests (1)	69	89	77	68	11	68	41	235	120
Short-term	1	-	1	2	-	1	1	2	2
Other	11	8	8	5	4	3	2	27	9
Subtotal	332	369	363	388	323	373	334	1,064	1,030
Less: Investment expense	(23)	(26)	(22)	(26)	(24)	(21)	(21)	(71)	(66)
Net investment income	$309	$343	$341	$362	$299	$352	$313	$993	$964
Net investment income, after-tax	$225	$259	$241	$258	$220	$254	$232	$725	$706

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	3.2%	3.6%	3.7%	3.9%	4.2%	4.4%	4.6%	3.5%	4.4%
Equivalent yield for tax-exempt	4.7	5.2	5.4	5.7	6.1	6.4	6.7	5.1	6.4
Taxable	3.2	3.3	3.5	3.6	3.7	3.7	3.6	3.3	3.7
Equity securities	2.8	4.0	2.8	6.1	3.3	2.7	2.1	3.2	2.6
Mortgage loans	4.4	4.2	4.3	4.1	4.3	4.2	4.5	4.3	4.3
Limited partnership interests	9.3	11.8	10.4	8.9	1.5	9.5	5.5	10.4	5.4
Total portfolio	3.6	4.0	4.0	4.3	3.6	4.2	3.8	3.9	3.8

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$14	$39	$47	$23	$8	$(4)	$25	$100	$29
Taxable	21	17	43	98	1	15	(5)	81	11
Equity securities	(56)	252	28	25	(14)	13	159	224	158
Limited partnership interests	2	(5)	5	1	-	1	11	2	12
Derivatives and other	(7)	2	(11)	(4)	(11)	(6)	(1)	(16)	(18)
Total	$(26)	$305	$112	$143	$(16)	$19	$189	$391	$192

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(8)	$(17)	$(8)	$(41)	$(31)	$(43)	$(19)	$(33)	$(93)
Change in intent write-downs	(63)	(26)	(20)	-	(2)	(1)	(28)	(109)	(31)
Net other-than-temporary impairment losses recognized in earnings	(71)	(43)	(28)	(41)	(33)	(44)	(47)	(142)	(124)
Sales	52	346	151	187	27	60	237	549	324
Valuation of derivative instruments	5	(3)	-	(2)	3	1	3	2	7
Settlements of derivative instruments	(12)	5	(11)	(1)	(13)	2	(4)	(18)	(15)
Total	$(26)	$305	$112	$143	$(16)	$19	$189	$391	$192

AVERAGE INVESTMENT BALANCES (in billions) (3)	$37.0	$36.7	$36.5	$36.3	$36.1	$35.8	$35.4	$36.8	$35.8

(1)                As of September 30, 2013, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.27 billion.

(2)                Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)                Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012

NET INVESTMENT INCOME
Fixed income securities	$497	$503	$506	$527	$532	$534	$531	$1,506	$1,597
Equity securities	4	3	2	4	1	2	2	9	5
Mortgage loans	93	88	93	92	87	87	87	274	261
Limited partnership interests (1)	37	37	30	42	11	39	67	104	117
Short-term	-	-	1	-	1	-	-	1	1
Other	28	30	28	29	29	29	27	86	85
Subtotal	659	661	660	694	661	691	714	1,980	2,066
Less: Investment expense	(26)	(28)	(25)	(29)	(29)	(28)	(27)	(79)	(84)
Net investment income	$633	$633	$635	$665	$632	$663	$687	$1,901	$1,982
Net investment income, after-tax	$423	$422	$424	$440	$420	$437	$455	$1,269	$1,312

PRE-TAX YIELDS (2)
Fixed income securities	5.1%	5.0%	4.8%	5.0%	4.9%	4.9%	4.8%	5.0%	4.9%
Equity securities	2.4	3.0	2.6	6.2	4.5	5.2	3.9	2.6	4.5
Mortgage loans	6.4	5.9	6.2	5.9	5.5	5.3	5.2	6.2	5.3
Limited partnership interests	7.4	7.8	6.1	8.9	2.4	8.8	16.0	7.1	8.9
Total portfolio	5.2	5.1	5.0	5.2	4.9	5.0	5.2	5.1	5.0

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(12)	$23	$(18)	$54	$(59)	$(5)	$(49)	$(7)	$(113)
Equity securities	5	31	1	1	(1)	-	-	37	(1)
Mortgage loans	(6)	(6)	31	3	(3)	9	(1)	19	5
Limited partnership interests	-	(3)	-	(1)	-	2	(1)	(3)	1
Derivatives and other	(3)	12	5	(1)	7	2	30	14	39
Total	$(16)	$57	$19	$56	$(56)	$8	$(21)	$60	$(69)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(10)	$(16)	$(2)	$(13)	$(12)	$(6)	$(20)	$(28)	$(38)
Change in intent write-downs	(7)	(1)	(7)	-	(1)	-	(16)	(15)	(17)
Net other-than-temporary impairment losses recognized in earnings	(17)	(17)	(9)	(13)	(13)	(6)	(36)	(43)	(55)
Sales	6	62	21	69	(51)	10	(8)	89	(49)
Valuation of derivative instruments	(5)	6	(4)	(10)	(3)	(11)	8	(3)	(6)
Settlements of derivative instruments	-	6	11	10	11	15	15	17	41
Total	$(16)	$57	$19	$56	$(56)	$8	$(21)	$60	$(69)

AVERAGE INVESTMENT BALANCES (in billions) (3)	$44.3	$51.9	$53.2	$53.7	$54.5	$55.0	$55.3	$48.7	$54.9

(1)                As of September 30, 2013, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.16 billion.

(2)                Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses and include investments classified as held for sale.   Excluding investments classified as held for sale, pre-tax yield was 5.4% for the three months ended September 30, 2013.

(3)                Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded and investments classified as held for sale are included.

THE ALLSTATE CORPORATION

INVESTMENT RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	2012	2012	2013	2012
Consolidated investment portfolio
Core debt (1)	$70,423	$82,729	$87,890	$88,194	$89,558	$88,836	$88,390	$70,423	$89,558
Equity/owned (2)	10,060	9,586	9,492	9,084	8,958	8,484	8,619	10,060	8,958
Total	$80,483	$92,315	$97,382	$97,278	$98,516	$97,320	$97,009	$80,483	$98,516

Consolidated portfolio total return (3)
Core debt	0.7%	(1.5)%	0.8%	0.8%	2.2%	1.8%	1.4%	(0.1)%	5.5%
Equity/owned	0.3	-	0.4	0.3	0.2	-	0.6	0.8	0.8
Total	1.0	(1.5)	1.2	1.1	2.4	1.8	2.0	0.7	6.3

Consolidated portfolio total return (3)
Income	1.0%	1.0%	1.0%	1.1%	1.0%	1.0%	1.0%	3.0%	3.1%
Valuation	-	(2.5)	0.2	-	1.4	0.8	1.0	(2.3)	3.2
Total	1.0	(1.5)	1.2	1.1	2.4	1.8	2.0	0.7	6.3

Consolidated net investment income
Core debt (4)	$810	$814	$847	$867	$885	$891	$878	$2,471	$2,654
Equity/owned	140	170	136	166	55	135	133	446	323
Total	$950	$984	$983	$1,033	$940	$1,026	$1,011	$2,917	$2,977

Consolidated core debt pre-tax yield (5)	4.3%	4.3%	4.3%	4.4%	4.4%	4.4%	4.4%	4.3%	4.4%

Property-Liability net investment income
Core debt excluding prepayment premiums and litigation proceeds	$206	$208	$224	$234	$251	$258	$252	$638	$761
Prepayment premiums and litigation proceeds	4	10	15	10	7	3	-	29	10
	210	218	239	244	258	261	252	667	771
Equity/owned	99	125	102	118	41	91	61	326	193
Total	309	343	341	362	299	352	313	993	964
Less: prepayment premiums and litigation proceeds	4	10	15	10	7	3	-	29	10
Total excluding prepayment premiums and litigation proceeds	$305	$333	$326	$352	$292	$349	$313	$964	$954

Property-Liability core debt pre-tax yield	3.1%	3.2%	3.5%	3.6%	3.8%	3.8%	3.8%	3.3%	3.8%

Property-Liability core debt pre-tax yield excluding prepayment premiums and litigation proceeds	3.0%	3.1%	3.3%	3.5%	3.7%	3.8%	3.8%	3.1%	3.8%

Allstate Financial net investment income
Core debt excluding prepayment premiums and litigation proceeds	$558	$563	$574	$590	$601	$612	$616	$1,695	$1,829
Prepayment premiums and litigation proceeds	32	27	27	27	17	7	-	86	24
Total core debt	590	590	601	617	618	619	616	1,781	1,853
Equity/owned	43	43	34	48	14	44	71	120	129
Total	633	633	635	665	632	663	687	1,901	1,982
Less: prepayment premiums and litigation proceeds	32	27	27	27	17	7	-	86	24
Total excluding prepayment premiums and litigation proceeds	$601	$606	$608	$638	$615	$656	$687	$1,815	$1,958

Allstate Financial core debt pre-tax yield	5.2%	5.0%	4.9%	5.0%	4.9%	4.9%	4.8%	5.0%	4.9%

Allstate Financial core debt pre-tax yield excluding prepayment premiums and litigation proceeds	4.9%	4.8%	4.7%	4.8%	4.8%	4.8%	4.8%	4.8%	4.8%

(1)                Includes fixed income securities, mortgage loans, short-term and other investments.

(2)                Includes limited partnership interests, equity securities and real estate.

(3)                Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. For purposes of the total return calculation, investments classified as held for sale are included.

(4)                Consolidated core debt net investment income excluding investments classified as held for sale totaled $670 million for the three months ended September 30, 2013

(5)                Pre-tax core debt yield is calculated as annualized core debt investment income before investment expense divided by the average of core debt investment balances at the end of each quarter during the year.  Core debt investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses and include investments classified as held for sale.  Excluding investments classified as held for sale, pre-tax consolidated core debt yield was 4.2% for the three months ended September 30, 2013.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income available to common shareholders, excluding:

-     realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income,

-     valuation changes on embedded derivatives that are not hedged, after-tax,

-     amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

-     business combination expenses and the amortization of purchased intangible assets, after-tax,

-     gain (loss) on disposition of operations, after-tax, and

-     adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income.   We use operating income as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income is used by management along with the other components of net income available to common shareholders to assess our performance.  We use adjusted measures of operating income and operating income per diluted common share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of operating income to net income available to common shareholders is provided in the schedule, “Contribution to Income”.

Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income available to common shareholders is the most directly comparable GAAP measure.  Underwriting income should not be considered as a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.

We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by  unexpected loss development on historical reserves.  Business combination expenses and the amortization of purchased intangible assets primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules, “Property-Liability Results”, “Standard Auto Profitability Measures”, “Homeowners Profitability Measures”, “Allstate Brand Profitability Measures”, “Encompass Brand Profitability Measures” and “Esurance Brand Profitability Measures”.

Operating income return on common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders’ equity from return on common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on common shareholders’ equity and return on common shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on common shareholders’ equity should not be considered as a substitute for return on common shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on common shareholders’ equity and operating income return on common shareholders’ equity can be found in the schedule, “Return on Common Shareholders’ Equity”.

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure.  Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, “Book Value per Common Share”.